HIGH INCOME
PORTFOLIO

Merrill Lynch
Corporate Bond Fund, Inc.





FUND LOGO




Annual Report

September 30, 1998


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Corporate Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



HIGH INCOME PORTFOLIO


TO OUR SHAREHOLDERS

The High-Yield Market
A global revaluation of asset values occurred during the three months ended September 30, 1998, and the high-yield market did not escape the downdraft. Specifically, the unmanaged CS First Boston High Yield Index registered a total return of -6.15% for the September quarter. August was a particularly brutal month. As a result, the Index had a total return of -6.79%, the worst performance since the recession month of September 1990, when the Index had a total return of -7.63%. A flight to quality by investors has driven Government bond yields to low levels not seen in more than a generation. This movement in Treasury yields, combined with the August/September high-yield selloff, resulted in a dramatic widening of spreads in the high-yield market. Yield spreads widened from 395 basis points (3.95%) at June 30, 1998 to 691 basis points as of September 30, 1998.

This flight to quality was also evident within the high-yield market as BB-rated securities had a total return of -1.05% as compared to -6.13% for B-rated securities. The pressure was severe in the zero coupon sector, where returns were -10.69% as compared to -5.24% for cash pay bonds. Every single sector in the Index reported negative returns for the quarter, with the worst performers being paper, metals and energy. The emerging markets sector, which accounts for 5.9% of the Index, went into a free fall, recording a total return of -21.47% for the September quarter (-16.6% for the month of August). The unmanaged JP Morgan Emerging Markets Bond Index (a broader measure) had a total return of -11.57% for the same period (- 19.25% in the month of August).

The upheaval in the high-yield market, which was stunning in its swiftness and magnitude, appears to have been triggered by the meltdown in Russia and the sharp selloff in the domestic equity markets. The disclosure in September of huge losses at a prominent hedge fund continued the turmoil and heightened investors' aversion to risky asset classes. Mutual funds flows turned negative in August as investors pulled approximately $1.5 billion out of high-yield funds. This was the largest funds outflow since March 1994, when nearly $1.8 billion exited the market. September was also a disappointing month, as approximately $608 million left the high-yield sector. The combination of these factors resulted in poor liquidity, particularly during the latter part of August, as dealers were reluctant to hold inventory. The new-issue market has dried up almost completely, as only $2.4 billion of new debt came to market in September.

One consequence of the lack of liquidity and negative investor sentiment is that any piece of disappointing news--such as a company's quarterly earnings coming in below expectations or a downgrade in credit quality rating by one of the rating agencies-- can result in prices for that issuer's bonds declining rapidly. Downward moves of five points or more have not been uncommon, particularly for lower-rated credits. Amidst continuing signs of diminished liquidity in the banking system and heightened aversion to risk, we expect default rates to increase from the currently low level of 2.62%.

Portfolio Strategy
During the quarter ended September 30,1998, the Fund underperformed the unmanaged CS First Boston High Yield Index. Total returns for the Fund's Class A, Class B, Class C and Class D Shares were -9.50%, -9.79%, -9.67% and -9.67%, respectively, compared to the total return of -6.15% for the Index. Fund performance in the September quarter was hindered by our investments in emerging market bonds (13.4% as compared to 5.9% for the Index), which were pummeled by political and economic turmoil in Russia, Asia and, to a lesser extent, Latin America. Relative to the unmanaged CS First Boston High Yield Index, the Fund's overweighted position in energy bonds did hinder our performance. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance can be found on pages 5--7 of this report to shareholders.)



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1998



With the focus on maintaining liquidity in the portfolio, Fund sales during the September quarter concentrated on bonds that had reached our price targets. For example, we eliminated Tele-Communications preferred stock, First Nationwide Holdings Inc., Niagara Mohawk Power Corp., Seagull Energy Corp. and Westpoint Stevens Inc. We also trimmed our positions in Lenfest Communications, Inc., Sinclair Broadcasting Group Inc. and Riverwood International Corp. Taking advantage of many excellent values created by the illiquidity in the high-yield market, we added to some of the established holdings in the portfolio. Examples include Ocean Energy Inc. and Parker Drilling Co. in the energy sector; PSINET Inc. and Level 3 Communications, Inc. in the communications sector; and Galey & Lord Inc. in the textile group.

Investment Outlook
There has been some deterioration in the overall environment as it relates to credit quality during the September quarter. The US economy is clearly decelerating, and a recession in 1999 is possible. Certain industries, such as steel and paper, have experienced product price erosion as the result of imported product competition. While this is a negative, we believe that our holdings in these areas are strong enough to absorb the pricing pressures for a prolonged period. Our holdings in emerging markets are in strong financial positions, and therefore we believe default risk on these securities is low.

Given historically wide spread levels, the high-yield market appears to be discounting both a dramatic slowdown in the US economy and an increase in default statistics. At current levels, we believe the market offers an exceptional value.

Fiscal Year in Review
For the 12 months ended September 30,1998, High Income Portfolio underperformed the unmanaged CS First Boston High Yield Index. Total returns for the Fund's Class A, Class B, Class C and Class D Shares were -5.98%, -6.80%, -6.72% and -6.32%, respectively, compared to the -0.52% total return for the Index.

Specific sectors that negatively impacted Fund's performance during the fiscal year were the emerging markets and energy bonds. The Fund's 12-month investment performance benefited most from the Portfolio's cable holdings and specific merger-related holdings such as Coleman Holdings, Teleport Communications Group Inc. and Showboat Inc.

In Conclusion
We appreciate your ongoing investment in High Income Portfolio of Merrill Lynch Corporate Bond Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent T. Lathbury III)
Vincent T. Lathbury III
Senior Vice President and Portfolio Manager



November 13, 1998



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1998



PORTFOLIO INFORMATION


As of September 30, 1998

Quality Profile*                        Percent of
S&P Rating/Moody's Rating         Long-Term Investments

BBB/Baa                                     5.1%
BB/Ba                                      30.4
B/B                                        56.1
CCC/Caa                                     4.2
Not Rated                                   4.2

[FN]
*In cases when bonds are rated differently by Standard & Poor's
 Corporation and Moody's Investors Service, Inc., bonds are categorized according to the higher of the two ratings.



                                       Percent of
Five Largest Industries                Net Assets

Energy                                      9.3%
Health Services                             7.4
Cable--Domestic                             6.5
Wireless Communications--Domestic
Paging & Cellular                           5.7
Cable--International                        5.0


Geographic Profile                     Percent of
Top Five Countries*                    Net Assets

Brazil                                      3.8%
United Kingdom                              3.8
Argentina                                   3.6
Mexico                                      2.4
Canada                                      2.4

[FN]
*All holdings are denominated in US dollars.




OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Christopher G. Ayoub, Senior Vice President
Jay C. Harbeck, Senior Vice President
Vincent T. Lathbury III, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863




Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1998



PORTFOLIO INFORMATION (concluded)

                                                                                                         Percent of
Ten Largest Corporate Holdings                                                                           Net Assets
TransAmerican Energy        TransAmerican is a privately held holding company whose principal subsidiaries     2.8%
Corp.                       are wholly-owned TransAmerican Refining Corp. (TARC) and 69%-owned
                            TransTexas Gas Corp., a publicly held company which explores for and produces oil and natural gas primarily in south Texas. TARC is in the midst of a two-phase construction and expansion program which, when finished, will give it one of the largest and most complex refineries in the United
                            States. Our bonds are secured by some 33 million shares of TransTexas common, and two intercompany loans secured by mortgages on substantially all of the assets of TARC and TransTexas.

Nextel Communications       Nextel offers digital and analog wireless communication services throughout the     2.7
Inc.                        United States. The company's digital service currently covers approximately
                            50% of the total US population and, once completed, will enable Nextel to offer nationwide digital wireless service.

NTL Inc.                    Through various subsidiaries, NTL Inc. owns and operates television and radio       1.8
                            broadcasting, cable television and telecommunications systems in the United
                            Kingdom. The company also owns Comcast and Diamond cable and telephony operations.

Century Communications      Century owns and operates 70 cable systems in 25 states and Puerto Rico. In         1.5
Corporation                 addition, the company has a 31.8% common equity interest in Centennial
                            Cellular, a provider of wireless telephone service in four geographic areas in the United States and Puerto Rico.

Fresenius Medical           Fresenius Medical Care is the world's largest integrated provider of dialysis       1.4
Care AG                     products and services. Its 910 dialysis centers treat 68,000 patients worldwide, including approximately 23% of the US dialysis patients. The company also is the world's second-largest manufacturer and distributor of dialysis equipment and related supplies, selling products in more than
                            110 companies.

USAir Inc.                  USAir is the sixth-largest US airline, with major hubs in Pittsburgh, Charlotte,    1.3
                            Philadelphia and Baltimore and routes covering most of the Eastern half of the country. Our investment includes a sizable amount of equipment trust certificates secured by modern, saleable aircraft.

RSL Communications PLC      RSL Communincations is a global facilities-based telecommunications company         1.2
                            that provides international services, including long distance, calling card, private line, value-added and Internet-based services for busineses, consumers and other carriers. The company operates on four continents in 19 countries.

Trump Atlantic City         Trump Atlantic City owns and operates the Trump Taj Mahal, the Trump Plaza          1.1
Associates/Funding Inc.     and the Trump World's Fair hotel-casinos, all located on the boardwalk in Atlantic City, New Jersey. These bonds are secured by mortgages on the properties.

Sinclair Broadcasting       This is a diversified broadcasting company that owns or provides programming        1.1
Group Inc.                  to television and radio stations across the United States.

Paging Network, Inc.        The company is the largest provider of paging services in the United States         1.0
                            with operations in all 50 states, Puerto Rico and Canada. A recently launched service called "Voice Now" provides recorded voice messages plus CNN News, sports and stock quotes.



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1998



PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These classes of shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results
                                                                                       Ten Year/       Standardized
                                                    12 Month         3 Month        Since Inception    30-day Yield
                                                  Total Return     Total Return       Total Return    As of 9/30/98
High Income Portfolio Class A Shares*               - 5.98%           -9.50%           +170.14%           10.72%
High Income Portfolio Class B Shares*               - 6.80            -9.79            +148.64            10.39
High Income Portfolio Class C Shares*               - 6.72            -9.67            + 32.94            10.33
High Income Portfolio Class D Shares*               - 6.32            -9.67            + 35.72            10.48
Merrill Lynch High Yield Master Index**             + 3.37            -3.58    +184.61/+181.66/+52.23
CS First Boston High Yield Index**                  - 0.52            -6.15    +176.09/+172.35/+45.34
Ten-Year US Treasury Securities***                  +18.43            +9.20    +156.79/+151.51/+59.35

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/inception periods are: Class A Shares, for the ten years ended 9/30/98; Class B Shares, from 10/21/88 to 9/30/98; and Class C & Class D Shares, from 10/21/94 to 9/30/98.
 **Unmanaged. These market-weighted Indexes mirror the high-yield debt market of securities rated BBB or lower. Ten year/since inception total returns for Merrill Lynch High Yield Master Index are: for the ten years ended 9/30/98; from 10/21/88 to 9/30/98; and from 10/21/94 to 9/30/98, respectively. Ten year/since inception total returns for CS First Boston High Yield Index are: for the ten years ended 9/30/98; from 10/31/88 to 9/30/98; and from 10/31/94 to
   9/30/98, respectively.
***Ten year/since inception total returns are: for the ten years ended 9/30/98; from 10/31/88 to 9/30/98; and from 10/31/94 to
   9/30/98, respectively.



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1998


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's
Class A Shares compared to growth of an investment in the CS First Boston High Yield Index. Beginning and ending values are:


                                       9/88           9/98

ML Corporate Bond Fund, Inc.'s
High Income Portfolio++--
Class A Shares*                       $ 9,600        $25,932
CS First Boston High Yield
Index++++                             $10,000        $27,609



A line graph depicting the growth of an investment in the Fund's
Class B Shares compared to growth of an investment in the CS First Boston High Yield Index. Beginning and ending values are:


                                    10/21/88**         9/98

ML Corporate Bond Fund, Inc.'s
High Income Portfolio++--
Class B Shares*                       $10,000        $24,864
CS First Boston High Yield
Index++++                             $10,000        $27,235



A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the CS First Boston High Yield Index. Beginning and ending values are:


                                    10/21/94**        9/98

ML Corporate Bond Fund, Inc.'s
High Income Portfolio++--
Class C Shares*                       $10,000        $13,294
ML Corporate Bond Fund, Inc.'s
High Income Portfolio++--
Class D Shares*                       $ 9,600        $13,030
CS First Boston High Yield
Index++++                             $10,000        $14,534

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++The Portfolio invests principally in fixed-income securities which are rated in the lower rating categories of the established rating services, or in unrated securities of comparable quality.
++++This unmanaged market-weighted Index, which mirrors the high-yield debt market, is comprised of 423 securities rated BBB or below. The starting date for the Index in the Class B Shares graph is 10/31/88 and in the Class C & Class D Shares graph is 10/31/94.

Past performance is not predictive of future performance.



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1998


PERFORMANCE DATA (concluded)


Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/98                        - 5.98%        - 9.74%
Five Years Ended 9/30/98                  + 7.16         + 6.29
Ten Years Ended 9/30/98                   +10.45         +10.00

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/98                         -6.80%        -10.16%
Five Years Ended 9/30/98                   +6.35          +6.35
Inception (10/21/88)
through 9/30/98                            +9.59          +9.59

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 9/30/98                         -6.72%         -7.56%
Inception (10/21/94)
through 9/30/98                            +7.49          +7.49

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/98                         -6.32%        -10.07%
Inception (10/21/94)
through 9/30/98                            +8.06          +6.94

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1998


SCHEDULE OF INVESTMENTS
                S&P    Moody's    Face                                                                           Value
Industries     Rating   Rating   Amount                  Issue                                  Cost           (Note 1a)

Bonds
Aerospace--0.4%  B+     B1    $25,000,000   Kitty Hawk, Inc., 9.95% due 11/15/2004         $   25,033,750    $   25,375,000


Airlines--1.3%                              Piedmont Aviation, Inc.:
                 B+     Ba2     1,304,000     Series 88J, 10.05% due 5/13/2005                  1,181,685         1,482,068
                 BB     Ba2     1,116,000     Series 88J, 10.10% due 5/13/2007                    999,021         1,307,355
                 BB     Ba2     3,767,000     Series 88J, 10.10% due 5/13/2009                  3,327,542         4,648,836
                 BB     Ba2     2,710,000     Series 88J, 10.15% due 5/13/2011                  2,366,806         3,444,207
                 B+     Ba2     2,226,000     Series 88K, 10% due 5/13/2004                     2,026,506         2,491,818
                 B+     Ba2     2,666,000     Series 88K, 10.10% due 5/13/2008                  2,374,020         3,248,587
                 B+     Ba2     2,550,000     Series 88K, 10.15% due 5/13/2010                  2,251,293         3,194,092
                 B+     Ba2     1,985,000     Series E, 10.30% due 3/28/2007                    1,855,291         2,346,717
                 B+     Ba2     1,950,000     Series F, 10.35% due 3/28/2011                    1,999,719         2,450,848
                 BB     Ba2     1,500,000     Series H, 10% due 11/08/2012                      1,493,250         1,803,090
                                            USAir Inc.:
                 B+     B1     16,500,000     9.625% due 2/01/2001                             13,309,906        17,118,750
                 BB     Ba2    21,000,000     10.375% due 3/01/2013                            20,768,125        23,123,520
                 B+     B1      4,634,836     Series 89A1, 9.33% due 1/01/2006++                4,384,418         5,174,678
                 BB     B1      1,432,000     Series A, 10.70% due 1/15/2007                    1,525,137         1,674,817
                 BB     B1      1,815,000     Series C, 10.70% due 1/15/2007                    1,933,048         2,122,760
                 BB     B1      1,107,000     Series E, 10.70% due 1/15/2007                    1,159,472         1,294,708
                 B+     B1      1,092,000     Series F, 10.70% due 1/01/2003                      984,165         1,224,137
                 B+     B1      1,092,000     Series G, 10.70% due 1/01/2003                      984,165         1,224,137
                 B+     B1      1,092,000     Series H, 10.70% due 1/01/2003                      984,165         1,224,137
                 B+     B1      1,092,000     Series I, 10.70% due 1/01/2003                      984,165         1,224,137
                                                                                           --------------    --------------
                                                                                               66,891,899        81,823,399


Automotive--     B      B2     10,000,000   Collins & Aikman Corp., 11.50% due 4/15/2006       10,000,000        10,550,000
0.8%             B+     B2     40,000,000   Venture Holdings Trust, 9.50% due 7/01/2005        38,705,329        39,000,000
                                                                                           --------------    --------------
                                                                                               48,705,329        49,550,000


Broadcasting--   CCC    NR*     4,686,000   ACME Intermediate Holdings/Finance, 0/12%
Radio &                                       due 9/30/2005 (a)                                 2,905,053         2,788,170
Television--     B-     B3      3,000,000   ACME Television/Finance, 10.976% due
2.9%                                          9/30/2004 (a)(h)                                  2,415,407         2,355,000
                 NR*    NR*     4,000,000   Big City Radio Inc., 11.129% due 3/15/2005 (a)      3,079,930         2,780,000
                 B      Ba3     2,000,000   Chancellor Media Corporation, 9% due
                                            10/01/2008 (h)                                      2,000,000         2,025,000
                 B-     Ba2    17,500,000   EZ Communications, Inc., 9.75% due 12/01/2005      17,361,575        18,637,500
                 B-     B3     23,000,000   LIN Holdings Corp., 10% due 3/01/2008 (a)(h)       14,942,596        15,122,500
                 B-     B3     30,000,000   LIN Television Corp., 8.375% due 3/01/2008 (h)     29,929,800        29,100,000
                 B-     B3     23,022,000   SFX Broadcasting Inc., 10.75% due 5/15/2006        22,940,750        25,151,535
                 B-     B3     17,000,000   Salem Communications Corp., 9.50% due
                                              10/01/2007                                       17,160,625        17,170,000
                                            Sinclair Broadcasting Group Inc.:
                 B      B2     45,000,000     10% due 9/30/2005                                45,343,269        47,250,000
                 B      B2      9,700,000     9% due 7/15/2007                                  9,632,442         9,700,000
                 B      B2     15,000,000     8.75% due 12/15/2007                             14,941,200        14,775,000
                                                                                           --------------    --------------
                                                                                              182,652,647       186,854,705


Building                                    Nortek Inc.:
Materials--      B-     B3     14,550,000     9.875% due 3/01/2004                             14,409,525        14,259,000
0.3%             B+     B1      9,000,000     9.25% due 3/15/2007                               8,947,980         9,090,000
                                                                                           --------------    --------------
                                                                                               23,357,505        23,349,000


Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1998


SCHEDULE OF INVESTMENTS (continued)
                S&P    Moody's    Face                                                                           Value
Industries     Rating   Rating   Amount                  Issue                                  Cost           (Note 1a)

Bonds (continued)
Cable--                                     American Telecasting, Inc. (a):
Domestic--6.1%   CCC    Ca    $32,225,000     21.117% due 6/15/2004                        $   22,469,059    $    8,056,250
                 CCC    Ca      6,440,000     26.322% due 8/15/2005                             2,838,530         1,521,450
                                            CSC Holdings Inc.:
                 BB-    B1     13,750,000     9.875% due 5/15/2006                             13,718,750        14,918,750
                 BB-    B1      5,000,000     10.50% due 5/15/2016                              4,900,000         5,675,000
                                            Century Communications Corporation:
                 BB-    Ba3    40,000,000     9.75% due 2/15/2002                              40,474,688        42,900,000
                 BB-    Ba3    45,000,000     9.50% due 3/01/2005                              44,542,812        48,993,750
                 BB-    Ba3     4,050,000     8.375% due 12/15/2007                             3,976,249         4,161,375
                 B-     B2     70,000,000   Echostar Communications Corp., 11.712% due
                                              6/01/2004 (a)                                    64,676,450        67,550,000
                 CCC+   B3     25,000,000   Echostar Satellite Broadcasting, 11.25% due
                                              3/15/2004 (a)                                    22,061,904        22,250,000
                 B      B2     31,000,000   Intermedia Capital Partners L.P., 11.25%
                                              due 8/01/2006                                    31,002,500        34,720,000
                                            Lenfest Communications, Inc.:
                 BB-    B2     40,000,000     10.50% due 6/15/2006                             40,444,200        45,000,000
                 BB-    B2     10,000,000     8.25% due 2/15/2008                               9,972,600        10,200,000
                 B      B1     50,000,000   Olympus Communications L.P., 10.625% due
                                              11/15/2006                                       50,282,500        55,625,000
                 B      B3     40,000,000   TCI Satellite Entertainment, Inc., 12.15% due
                                              2/15/2007 (a)                                    26,896,728        22,600,000
                 CCC+   Ca     50,338,000   Wireless One Inc., 13.50% due 8/01/2006 (a)        33,834,455         4,782,110
                                                                                           --------------    --------------
                                                                                              412,091,425       388,953,685


Cable--                                     Australis Media Ltd.:
International--  NR*    NR*     8,699,997     14.391% due 11/01/2002 (a)(j)                     6,557,997         5,002,498
4.6%             NR*    NR*    79,117,000     1.75%/15.75% due 5/15/2003 (d)(g)(i)++++         56,318,088         2,966,887
                 D      C       1,353,490     1.75%/15.75% due 5/15/2003 (g)(i)++++               751,091            50,756
                 B-     B2     55,000,000   Comcast UK Cable Partners Ltd., 11.23% due
                                              11/15/2007 (a)                                   43,551,919        44,687,500
                                            Diamond Cable Communications PLC (a):
                 B-     Caa1   15,000,000     11.366% due 12/15/2005                           11,856,531        12,075,000
                 B-     Caa1   25,000,000     10.87% due 2/15/2007                             17,426,316        17,375,000
                                            NTL Inc.:
                 B-     B3     20,000,000     10% due 2/15/2007                                20,012,500        20,300,000
                 B-     B3     80,000,000     Series B, 11.701% due 2/01/2006 (a)              60,860,921        63,600,000
                 B      B3     25,000,000   Supercanal Holdings S.A., 11.50% due
                                              5/15/2005 (h)                                    25,000,000        15,125,000
                 B+     B1     70,000,000   TeleWest Communications PLC, 11.017% due
                                              10/01/2007 (a)                                   56,411,071        58,100,000
                 B-     B2      5,000,000   Tevecap S.A., 12.625% due 11/26/2004                5,087,500         2,112,500
                 B      B3    107,500,000   United International Holdings, Inc., 10.75%
                                              due 2/15/2008 (a)                                67,987,573        53,212,500
                                                                                           --------------    --------------
                                                                                              371,821,507       294,607,641


Capital Goods--                             International Wire Group, Inc.:
1.0%             B-     B3     25,000,000     11.75% due 6/01/2005                             24,986,250        25,750,000
                 B-     B3     15,000,000     Series B, 11.75% due 6/01/2005                   16,312,500        15,450,000
                 B-     B3     25,250,000   Trench Electric & Trench Inc., 10.25% due
                                              12/15/2007                                       25,315,625        24,555,625
                                                                                           --------------    --------------
                                                                                               66,614,375        65,755,625



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1998


SCHEDULE OF INVESTMENTS (continued)
                S&P    Moody's    Face                                                                           Value
Industries     Rating   Rating   Amount                  Issue                                  Cost           (Note 1a)

Bonds (continued)
Chemicals--      BB-    Ba3   $10,000,000   Agriculture Minerals & Chemicals
0.7%                                          Company, L.P., 10.75% due 9/30/2003          $   10,060,000    $   10,350,000
                                            ISP Holdings Inc.:
                 BB-    Ba3    19,502,000     9.75% due 2/15/2002                              19,502,000        20,672,120
                 BB-    Ba3    10,000,000     9% due 10/15/2003                                 9,972,100        10,500,000
                                                                                           --------------    --------------
                                                                                               39,534,100        41,522,120


Child Care--     B-     B3     20,000,000   KinderCare Learning Centers, Inc., 9.50%
0.3%                                          due 2/15/2009                                    19,924,375        19,300,000


Computer         B      Ba3    60,500,000   Advanced Micro Devices, Inc., 11% due 8/01/2003    62,830,000        61,407,500
Services--       CCC    Caa1   40,500,000   Dictaphone Corp., 11.75% due 8/01/2005             40,114,375        37,867,500
Electronics--    B+     B3     15,000,000   Jordan Telecom Products, Series B, 9.875% due
2.6%                                          8/01/2007                                        14,882,460        14,100,000
                 B-     B3     25,000,000   PSINet Inc., Senior Notes, 10% due 2/15/2005       25,135,000        25,187,500
                 CCC    NR*     7,000,000   Splitrock Services Inc., 11.75% due
                                              7/15/2008 (c)                                     7,000,000         6,405,000
                 B-     B3      4,000,000   Verio Inc., 10.375% due 4/01/2005                   4,000,000         3,980,000
                 B-     B2     30,000,000   Zilog, Inc., 9.50% due 3/01/2005                   28,266,250        19,050,000
                                                                                           --------------    --------------
                                                                                              182,228,085       167,997,500


Conglomerates    BB     Ba3    15,000,000   Dine, S.A. de C.V., 8.75% due 10/15/2007 (h)       14,887,200        10,200,000
--1.7%           B-     B3     25,000,000   Eagle-Picher Industries, 9.375% due 3/01/2008      25,109,540        23,000,000
                 B+     B1     26,000,000   Sequa Corp., 9.375% due 12/15/2003                 25,146,562        26,130,000
                 BB-    NR*    60,000,000   Voto-Votorantim S.A., 8.50% due 6/27/2005 (h)      58,884,775        46,050,000
                                                                                           --------------    --------------
                                                                                              124,028,077       105,380,000


Consumer         B-     B3      5,000,000   Albecca Inc., 10.75% due 8/15/2008 (h)              5,000,000         4,825,000
Products--       B-     B3      3,000,000   Bell Sports Corp., 11% due 8/15/2008 (h)            3,000,000         2,955,000
0.4%             B      B3     13,000,000   Corning Consumer Products Co., 9.625% due
                                              5/01/2008 (h)                                    12,432,431        10,660,000
                 B-     B1     45,880,000   International Semi-Tech Microelectronics,
                                              Inc., 12.51% due 8/15/2003 (a)                   35,422,451         8,258,400
                                                                                           --------------    --------------
                                                                                               55,854,882        26,698,400


Consumer         B-     NR*     8,000,000   AP Holdings Inc., 11.164% due 3/15/2008 (a)         4,944,186         3,920,000
Services--       B-     NR*    15,000,000   Apcoa Inc., 9.25% due 3/15/2008                    15,012,500        13,425,000
0.5%             B+     B2     13,650,000   Coinmach Corp., 11.75% due 11/15/2005              15,004,875        14,400,750
                                                                                           --------------    --------------
                                                                                               34,961,561        31,745,750


Convertible      NR*    B3      6,195,000   Builders Transport, Inc., 8% due
Bonds**--0.1%                                 8/15/2005 (i)(2)                                  3,614,250         1,548,750
                 BB+    Ba3     6,375,000   Quantum Health Resources Inc., 4.75% due
                                              10/01/2000 (1)                                    5,956,562         6,040,312
                                                                                           --------------    --------------
                                                                                                9,570,812         7,589,062


Energy--9.1%     B+     B2     20,000,000   Benton Oil & Gas Co., 9.375% due 11/01/2007        20,097,687        16,500,000
                                            Chesapeake Energy Corporation:
                 B      B1     25,000,000     9.625% due 5/01/2005                             25,056,250        22,125,000
                 B      B1      4,400,000     9.125% due 4/15/2006                              4,388,100         3,762,000
                 B      B1      1,000,000     Series B, 7.875% due 3/15/2004                      983,750           850,000
                 B+     B2     15,000,000   Clark R & M Holdings, Inc., 8.875% due
                                              11/15/2007                                       14,892,150        12,975,000
                 B+     B3     25,000,000   Clark USA Inc., Series B, 10.875% due
                                              12/01/2005                                       26,515,000        24,125,000
                 BBB-   Ba3    40,000,000   Compania Naviera Perez Companc
                                              S.A.C.F.I.M.F.A., 9% due 1/30/2004 (h)           41,372,500        36,600,000



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1998


SCHEDULE OF INVESTMENTS (continued)
                S&P    Moody's    Face                                                                           Value
Industries     Rating   Rating   Amount                  Issue                                  Cost           (Note 1a)

Bonds (continued)
Energy           B      B2   $ 10,000,000   Cross Timbers Oil Company, 8.75% due
(concluded)                                   11/01/2009                                   $   10,000,000    $    9,050,000
                 B      B2     15,000,000   Energy Corp. of America, 9.50% due 5/15/2007       15,000,000        13,950,000
                 B-     B2     20,000,000   Forcenergy, Inc., 8.50% due 2/15/2007              19,740,050        14,100,000
                                            KCS Energy Inc.:
                 B      B1     22,000,000     11% due 1/15/2003                                22,723,750        22,110,000
                 B-     B3     20,000,000     8.875% due 1/15/2008                             19,900,000        16,500,000
                 BB-    B1     30,000,000   Ocean Energy Inc., 8.375% due 7/01/2008 (h)        29,800,850        29,175,000
                 B-     B3     27,000,000   Ocean Rig Norway AS, 10.25% due 6/01/2008 (h)      26,990,000        20,115,000
                 BBB-   Baa3   27,187,500   Oleoducto Centrale S.A., 9.35% due
                                              9/01/2005 (h)++                                  27,178,437        21,410,156
                                            Parker Drilling Co.:
                 B+     B1     25,500,000     Series B, 9.75% due 11/15/2006                   25,510,725        23,715,000
                 B+     B1     14,000,000     Series D, 9.75% due 11/15/2006                   14,373,310        13,020,000
                                            Petroleo Brasileiro S.A.-Petrobras:
                 B+     B1     15,000,000     10% due 10/17/2006                               15,097,500        11,625,000
                 BB-    B1     15,000,000     10% due 10/17/2006 (h)                           14,869,812        11,362,500
                 B      B3     17,000,000   Southwest Royalties Inc., 10.50% due
                                              10/15/2004                                       16,137,500         9,095,000
                 BB-    B1     30,000,000   Tesoro Petroleum Corporation, 9% due 7/01/2008     29,828,700        29,100,000
                 B+     Caa2  289,840,000   TransAmerican Energy Corp., Series B,
                                              13.176% due 6/15/2002 (a)(h)                    263,343,664       143,470,800
                 NR*    NR*    36,000,000   TransAmerican Refining Corporation, 13% due
                                              12/15/2002 (j)                                   35,640,000        36,000,000
                                            Trico Marine Services, Inc.:
                 BB-    Ba3     5,000,000     8.50% due 8/01/2005                               5,012,500         4,250,000
                 BB-    Ba3    10,000,000     Series C, 8.50% due 8/01/2005                    10,100,000         8,500,000
                 B+     B1     15,000,000   Triton Energy Corp., 9.25% due 4/15/2005           14,936,550        15,005,849
                 B-     B2     14,500,000   United Refining Co., 10.75% due 6/15/2007          14,355,000        11,672,500
                                                                                           --------------    --------------
                                                                                              763,843,785       580,163,805


Entertainment--  B      B2     27,495,000   AMF Group Inc., Series B, 12.581% due
2.1%                                          3/15/2006 (a)                                    20,136,318        17,184,375
                 B      B1     15,000,000   Fox/Liberty Networks LLC, 8.875% due
                                              8/15/2007                                        14,930,000        14,662,500
                 B+     B1      1,500,000   Intrawest Corporation, 9.75% due 8/15/2008          1,476,615         1,500,000
                 B-     B3     16,250,000   Premier Parks Inc., 10% due 4/01/2008 (a)          10,472,053        10,156,250
                 B      B2     25,000,000   Regal Cinemas, Inc., 9.50% due
                                              6/01/2008 (h)                                    24,957,750        25,125,000
                                            Six Flags Theme Parks Inc.:
                 B-     B3     20,000,000     8.611% due 6/15/2005 (a)                         22,163,007        21,900,000
                 B-     B3     28,000,000     12.25% due 6/15/2005 (a)                         28,000,000        30,660,000
                 B-     B3     15,000,000     8.875% due 4/01/2006                             15,000,000        14,925,000
                                                                                           --------------    --------------
                                                                                              137,135,743       136,113,125


Financial        B      B2     20,000,000   Amresco, Inc., 9.875% due 3/15/2005                20,087,500        16,200,000
Services--1.9%   BB+    Ba1    40,000,000   Fuji JGB Investments LLC (Preferred),
                                              9.87% (f)(h)                                     39,980,000        18,386,840
                 NR*    Baa2   30,000,000   IBJ Capital Co. LLC (Preferred), 8.79% (f)(h)      29,655,000        21,937,980
                 B-     B2      9,000,000   Penncorp Financial Group Inc., 9.25% due
                                              12/15/2003                                        9,090,000         5,580,000
                 BBB-   Baa1   30,000,000   SB Treasury Company LLC, 9.40% (f)(h)              30,000,000        25,244,760
                 BB+    Ba3    10,000,000   SIG Capital Trust I, 9.50% due 8/15/2027 (h)       10,000,000         9,912,500
                 BB-    NR*    17,000,000   Veritas Capital Trust, 10% due 1/01/2028           17,290,000        16,532,500
                 BB     NR*     8,449,000   Veritas Holdings GMBH, 9.625% due 12/15/2003        8,449,000         8,322,265
                                                                                           --------------    --------------
                                                                                              164,551,500       122,116,845


Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1998


SCHEDULE OF INVESTMENTS (continued)
                S&P    Moody's    Face                                                                           Value
Industries     Rating   Rating   Amount                  Issue                                  Cost           (Note 1a)

Bonds (continued)
Food &                                      Chiquita Brands International Inc.:
Beverage--1.6%   B+     B1    $30,000,000     9.125% due 3/01/2004                         $   29,585,625    $   30,225,000
                 B+     B1     20,000,000     10.25% due 11/01/2006                            19,881,400        20,700,000
                 CCC    B2     20,000,000   DGS International Finance Co., 10% due
                                              6/01/2007 (h)                                    20,068,200        11,850,000
                 B-     B2     24,000,000   International Home Foods, Inc., 10.375% due
                                              11/01/2006                                       24,000,000        25,560,000
                 B      B2     12,000,000   Southern Foods SFG, 9.875% due 9/01/2007           12,000,000        12,300,000
                                                                                           --------------    --------------
                                                                                              105,535,225       100,635,000


Foreign                                     Republic of Argentina:
Government       BB     Ba3    20,000,000     11% due 10/09/2006                               20,196,230        18,600,000
Obligations--    BB     Ba3    20,750,000     Global Bonds, 11.375% due 1/30/2017              21,750,620        19,090,000
0.7%             BB-    B2     12,500,000   Republic of Brazil, Global Bonds, 10.125%
                                              due 5/15/2027                                    10,406,250         7,875,000
                                                                                           --------------    --------------
                                                                                               52,353,100        45,565,000


Gaming--3.9%     BB-    B1     15,000,000   Boyd Gaming Corporation, 9.50% due 7/15/2007       14,848,500        14,925,000
                 B+     B2     37,000,000   GB Property Funding Corp., 10.875% due
                                              1/15/2004 (i)                                    35,072,500        30,340,000
                                            Grand Casinos Inc.:
                 BB     Ba3    20,000,000     10.125% due 12/01/2003                           19,837,500        21,250,000
                 B+     B2      5,000,000     9% due 10/15/2004                                 5,000,000         5,075,000
                 D      Caa    60,115,000   Harrah's Jazz Co., 14.25% due 11/15/2001 (i)       49,536,050        12,023,000
                 B+     B2     20,000,000   Hollywood Casino Corp., 12.75% due 11/01/2003      19,318,101        20,800,000
                 B+     Ba3    15,000,000   Sun International Hotels Ltd., 8.625% due
+                                             12/15/2007                                       15,000,000        15,075,000
                                            Trump Atlantic City Associates/Funding Inc.:
                 BB-    B1     32,900,000     11.25% due 5/01/2006                             32,280,282        27,307,000
                 BB-    B1     59,100,000     11.25% due 5/01/2006                             57,838,437        49,496,250
                                            Venetian Casino Resort LLC:
                 CCC+   Caa1   17,500,000     10% due 11/15/1999                               16,664,126        15,137,500
                 B-     B3     38,500,000     12.25% due 11/15/2004                            38,275,000        34,842,500
                                                                                           --------------    --------------
                                                                                              303,670,496       246,271,250


Health           B-     B3     16,800,000   ALARIS Medical Systems, Inc., 9.75% due
Services--                                    12/01/2006 (h)                                   16,994,312        16,212,000
7.4%             B+     Ba3    47,725,000   Beverly Enterprises, Inc., 9% due 2/15/2006        46,845,487        47,963,625
                                            Columbia/HCA Healthcare Corp.:
                 BBB    Ba2     1,000,000     6.91% due 6/15/2005                                 940,800           984,995
                 BBB    Ba2     8,460,000     8.85% due 1/01/2007                               8,980,882         9,213,532
                 BBB    Ba2    10,000,000     7.25% due 5/20/2008                               9,393,300         9,785,599
                 BBB    Ba2    14,150,000     8.70% due 2/10/2010                              14,502,652        14,971,336
                 BBB    Ba2    17,640,000     9% due 12/15/2014                                18,400,090        18,712,336
                 BBB    Ba2     2,500,000     7.50% due 12/15/2023                              2,258,750         2,179,475
                 BBB    Ba2    15,000,000     8.36% due 4/15/2024                              14,614,910        14,779,800
                 B-     B2     37,250,000   Extendicare Health Services, 9.35% due
                                              12/15/2007                                       37,180,000        35,015,000
                 B+     Ba3    53,400,000   Fresenius Medical Capital Trust I, 7.875%
                                              due 2/01/2008                                    53,567,750        49,395,000
                 B+     Ba3    41,091,000   Fresenius Medical Care AG, 9% due
                                              12/01/2006                                       41,993,597        41,091,000
                 B-     B3     25,000,000   Kinetic Concepts, Inc., 9.625% due 11/01/2007      25,153,750        25,000,000
                 B-     B3     50,000,000   Magellan Health Services Inc., 9% due
                                              2/15/2008 (h)                                    49,996,875        42,750,000



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1998


SCHEDULE OF INVESTMENTS (continued)
                S&P    Moody's    Face                                                                           Value
Industries     Rating   Rating   Amount                  Issue                                  Cost           (Note 1a)

Bonds (continued)
Health Services                             Mariner Post-Acute Network Inc.:
(concluded)      B-     B3    $49,000,000     9.50% due 11/01/2007                         $   48,781,460    $   45,325,000
                 B-     B3      9,000,000     12.85% due 11/01/2007 (a)                         4,959,958         4,950,000
                 B      B2      5,000,000   Pharmerica Inc., 8.375% due 4/01/2008               5,000,000         4,575,000
                 B-     B2     20,000,000   Sun Health Care Group, Inc., 9.50% due
                                              7/01/2007                                        19,766,721        18,300,000
                                            Tenet Healthcare Corp.:
                 BB-    Ba3    30,000,000     8.625% due 1/15/2007                             29,968,200        31,200,000
                 BB-    Ba3    36,000,000     8.125% due 12/01/2008 (h)                        35,860,320        36,630,000
                                                                                           --------------    --------------
                                                                                              485,159,814       469,033,698


Home Builders--  BB+    Ba1    15,000,000   Greystone Homes Inc., 10.75% due 3/01/2004         14,115,000        15,750,000
0.7%             BB-    B1     32,000,000   U.S. Home Corp., 8.88% due 8/15/2007               32,017,500        31,920,000
                                                                                           --------------    --------------
                                                                                               46,132,500        47,670,000


Hotels--0.9%                                HMH Properties Inc.:
                 BB     Ba2     3,000,000     7.875% due 8/01/2005                              2,999,160         3,015,000
                 BB     Ba2    40,000,000     7.875% due 8/01/2008                             39,740,800        39,600,000
                                            Signature Resorts, Inc.:
                 BB-    B2     10,000,000     9.25% due 5/15/2006                              10,000,000         8,050,000
                 B      B3      5,000,000     9.75% due 10/01/2007                              5,000,000         3,625,000
                                                                                           --------------    --------------
                                                                                               57,739,960        54,290,000


Hotels &         B+     B2      1,000,000   Station Casinos, Inc., 9.625% due 6/01/2003         1,008,750           980,000
Casinos--0.0%


Independent                                 AES Corporation (The):
Power            B+     Ba1    30,000,000     10.25% due 7/15/2006                             30,000,000        31,200,000
Producers--3.0%  B+     Ba1    21,000,000     8.375% due 8/15/2007                             20,901,300        20,160,000
                 BB+    Ba2    30,000,000   CE Casecnan Water & Energy Co., 11.45% due
                                              11/15/2005                                       30,000,000        20,475,000
                 BB+    Ba2    20,000,000   California Energy Company, Inc., 9.875% due
                                              6/30/2003                                        20,122,500        22,105,500
                 BB-    Ba2    46,000,000   Calpine Corporation, 8.75% due 7/15/2007           46,206,325        47,150,000
                 BB     Ba1    10,000,000   ESI Tractebal Acquisition Corp., 7.99% due
                                              12/30/2011 (h)                                   10,000,000         9,876,700
                                            Midland Cogeneration Venture Limited
                                            Partnership:
                 B      B2     11,250,000     11.75% due 7/23/2005                             11,310,000        13,971,094
                 B      B2      5,500,000     13.25% due 7/23/2006                              6,002,565         7,132,042
                 BB     Ba2    25,000,000   Monterrey Power, S.A. de C.V., 9.625% due
                                              11/15/2009 (h)                                   24,977,680        16,062,500
                                                                                           --------------    --------------
                                                                                              199,520,370       188,132,836


Industrial       CCC+   Caa1    9,500,000   Thermadyne Holdings Corp., 12.426% due
Services--0.2%                                6/01/2008 (a)                                     5,427,614         4,512,500
                 CCC+   B3     12,000,000   Thermadyne Manufacturing LLC/Capital,
                                              9.875% due 6/01/2008                             11,905,680        11,040,000
                                                                                           --------------    --------------
                                                                                               17,333,294        15,552,500


Media &                                     Comtel Brasileira Ltd. (h):
Communications-- NR*    NR*     3,000,000     10.75% due 9/26/2004                              2,867,500         2,070,000
International--  BB-    B1     42,500,000     10.75% due 9/26/2004                             41,815,050        29,112,500
3.1%                                        Globo Comunicacoes e Participacoes, Ltd. (h):
                 BB-    B2     40,000,000     10.50% due 12/20/2006                            40,144,450        22,000,000
                 BB-    B2     10,000,000     10.625% due 12/05/2008                            9,992,000         5,275,000




Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1998


SCHEDULE OF INVESTMENTS (continued)
                S&P    Moody's    Face                                                                           Value
Industries     Rating   Rating   Amount                  Issue                                  Cost           (Note 1a)

Bonds (continued)
Media &                                     Grupo Televisa, S.A. de C.V.:
Communications-- BB     Ba2   $ 2,500,000     11.375% due 5/15/2003                        $    2,637,500    $    2,281,250
International    BB     Ba3    40,000,000     11.875% due 5/15/2006                            43,002,187        36,500,000
(concluded)      BB     Ba2    14,000,000     11.369% due 5/15/2008 (a)                        11,030,897         9,380,000
                 B+     B2     27,000,000   Impsat Corp., 12.375% due 6/15/2008 (h)            27,000,000        19,845,000
                 B+     B2     15,000,000   Orion Network Systems, Inc., 11.25% due
                                              1/15/2007                                        14,825,550        14,325,000
                                            Philippine Long Distance Telephone Company:
                 BB+    Ba2     9,600,000     10.625% due 6/02/2004                             9,988,000         8,720,342
                 BB     Ba2     8,500,000     9.875% due 8/01/2005                              8,512,500         7,264,533
                 BBB-   Ba3    40,000,000   Telefonica de Argentina S.A., 11.875% due
                                              11/01/2004                                       38,763,075        39,400,000
                                                                                           --------------    --------------
                                                                                              250,578,709       196,173,625


Metals &         BB     Ba2    15,000,000   Great Central Mines Ltd., 8.875% due
Mining--2.4%                                  4/01/2008                                        15,000,000        13,875,000
                 CCC+   B2     50,000,000   Kaiser Aluminum & Chemical Corp., 12.75%
                                              due 2/01/2003                                    51,088,125        48,750,000
                 B      B2     20,000,000   Metals USA Inc., 8.625% due 2/15/2008              19,900,000        17,700,000
                 NR*    NR*    25,000,000   Murrin Murrin Holdings, Inc., 9.375% due
                                              8/31/2007 (h)                                    24,845,000        21,375,000
                 B      B3     20,000,000   Ormet Corporation, 11% due 8/15/2008 (h)           19,996,250        18,600,000
                 B      B2     30,000,000   P & L Coal Holdings Corp., 9.625% due
                                              5/15/2008 (h)                                    29,914,200        30,150,000
                                                                                           --------------    --------------
                                                                                              160,743,575       150,450,000


Packaging--0.4%  B      B3     10,000,000   AEP Industries Inc., 9.875% due 11/15/2007          9,922,400         9,700,000
                 B      B1     12,000,000   Silgan Corp., 9% due 6/01/2009 (h)                 12,000,000        11,610,000
                 B+     Ba3    10,000,000   Vicap S.A., 11.375% due 5/15/2007 (h)               9,947,000         6,750,000
                                                                                           --------------    --------------
                                                                                               31,869,400        28,060,000


Paper & Forest   B-     Caa    21,000,000   APP Finance II Mauritius Ltd., 12% (a)(f)          18,425,000        10,544,341
Products--3.4%   CCC+   Caa1   40,000,000   APP International Finance Co., 11.75% due
                                              10/01/2005                                       39,716,250        23,690,570
                 B      B3     60,000,000   Ainsworth Lumber Company, 12.50% due
                                              7/15/2007++++                                    58,571,739        56,100,000
                                            Container Corporation of America:
                 B+     B1     15,420,000     9.75% due 4/01/2003                              15,433,400        15,342,900
                 B+     B1     13,000,000     11.25% due 5/01/2004                             13,000,000        13,455,000
                                            Doman Industries Ltd.:
                 B+     B1     60,000,000     8.75% due 3/15/2004                              57,006,250        44,100,000
                 BB-    B1      5,000,000     9.25% due 11/15/2007                              5,000,000         3,625,000
                 CCC+   Caa    14,500,000   P.T. Indah Kiat International Finance,
                                              12.50% due 6/15/2006                             14,572,500         7,250,000
                 CCC+   Caa1   10,000,000   Pindo Deli Finance Mauritius, 10.75% due
                                              10/01/2007 (h)                                    9,969,637         4,250,000
                                            Riverwood International Corp.:
                 B-     B3     15,000,000     10.25% due 4/01/2006                             14,396,250        13,800,000
                 CCC+   Caa    15,000,000     10.875% due 4/01/2008                            14,155,000        12,525,000
                 BB     Caa1   32,500,000   Tjiwi Kimia Finance Mauritius, 10% due
                                              8/01/2004                                        30,977,000        13,731,250
                                                                                           --------------    --------------
                                                                                              291,223,026       218,414,061



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1998


SCHEDULE OF INVESTMENTS (continued)
                S&P    Moody's    Face                                                                           Value
Industries     Rating   Rating   Amount                  Issue                                  Cost           (Note 1a)

Bonds (continued)
Product                                     AmeriServ Food Company:
Distribution--   B+     B1    $14,000,000     8.875% due 10/15/2006                        $   14,000,000    $   12,460,000
1.3%             B-     B3     42,000,000     10.125% due 7/15/2007                            42,000,000        36,960,000
                 B+     B3     12,000,000   Fleming Companies Inc., 10.50% due 12/01/2004      11,930,280        11,700,000
                 B-     B3     25,000,000   US Office Products Co., 9.75% due 6/15/2008 (h)    24,920,100        21,625,000
                                                                                           --------------    --------------
                                                                                               92,850,380        82,745,000


Publishing &     B      B1     10,000,000   American Lawyer Media Inc., 9.75% due
Printing--0.7%                                12/15/2007                                       10,052,500        10,125,000
                                            Hollinger International, Inc.:
                 BB+    Ba3     5,000,000     8.625% due 3/15/2005                              4,975,000         5,162,500
                 BB-    B1     20,000,000     9.25% due 2/01/2006                              19,455,312        20,650,000
                 BB-    Ba3     7,250,000   Primedia Inc., 7.625% due 4/01/2008                 7,208,312         7,068,750
                                                                                           --------------    --------------
                                                                                               41,691,124        43,006,250


Real Estate--    BB-    Ba3    30,000,000   Forest City Enterprises Inc., 8.50% due
0.5%                                          3/15/2008                                        30,213,750        29,550,000


Restaurants--    BB-    Ba3    27,000,000   Foodmaker, Inc., 9.75% due 11/01/2003              26,216,200        27,472,500
0.6%             CCC+   B3     15,000,000   Planet Hollywood International, Inc., 12% due
                                              4/01/2005                                        15,000,000         8,475,000
                                                                                           --------------    --------------
                                                                                               41,216,200        35,947,500


Specialty        NR*    NR*    24,702,000   Cumberland Farms, Inc. DE, 10.50% due
Retailing--0.4%                               10/01/2003                                       23,545,832        24,331,470


Steel--4.0%      BB-    Ba2    25,000,000   A.K. Steel Holding Corp., 9.125% due 12/15/2006    25,056,250        25,187,500
                 NR*    B2     95,000,000   CSN Iron S.A., 9.125% due 6/01/2007 (h)            89,758,750        54,862,500
                 BB     Ba3    20,000,000   Hysla, S.A. de C.V., 9.25% due 9/15/2007 (h)       19,872,930        14,300,000
                 B-     NR*    20,000,000   Renco Steel Holdings, Inc., 10.875% due
                                              2/01/2005                                        20,045,700        17,100,000
                 B      B3     25,000,000   Republic Engineered Steel Inc., 9.875% due
                                              12/15/2001                                       24,117,500        24,750,000
                 B+     B2     25,000,000   WCI Steel Inc., 10% due 12/01/2004                 25,000,000        23,875,000
                 B      B3     25,000,000   WHX Corporation, 10.50% due 4/15/2005              25,000,000        23,125,000
                                            Weirton Steel Inc.:
                 B      B2      3,000,000     11.375% due 7/01/2004                             3,247,500         2,730,000
                 B      B2     23,000,000     10.75% due 6/01/2005                             22,413,750        20,240,000
                 BB-    Aaa    55,000,000   Wheeling-Pittsburgh Steel Corp., 9.25% due
                                              11/15/2007                                       54,776,725        51,425,000
                                                                                           --------------    --------------
                                                                                              309,289,105       257,595,000


Supermarkets--                              Pueblo Xtra International Inc.:
0.3%             B-     B3     21,075,000     9.50% due 8/01/2003                              19,460,250        19,494,375
                 B-     B3      3,000,000     9.50% due 8/01/2003                               2,756,945         2,715,000
                                                                                           --------------    --------------
                                                                                               22,217,195        22,209,375


Telephone--      B-     Caa1    4,500,000   Esprit Telecom Group PLC, 10.875% due
Competitive                                   6/15/2008 (h)                                     4,500,000         4,072,500
Local Exchange   B      B2     15,500,000   Intermedia Communications Inc., 8.60% due
Carriers--2.6%                                6/01/2008                                        15,500,000        15,461,250
                 B      B3     29,000,000   Level 3 Communications, Inc., 9.125% due
                                              5/01/2008                                        28,693,300        27,405,000
                 B      B3     43,000,000   Nextlink Communications Inc., 9% due 3/15/2008     42,913,140        40,850,000



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1998


SCHEDULE OF INVESTMENTS (continued)
                S&P    Moody's    Face                                                                           Value
Industries     Rating   Rating   Amount                  Issue                                  Cost           (Note 1a)

Bonds (continued)
Telephone--                                 RSL Communications PLC:
Competitive      B-     B3    $46,000,000     9.125% due 3/01/2008                         $   46,000,000    $   39,560,000
Local Exchange   B-     B3     72,000,000     10.125% due 3/01/2008 (a)                        46,507,900        37,080,000
Carriers         CCC    Caa     3,000,000   Teligent, Inc., 12.122% due 3/01/2008 (a)           1,745,287         1,185,000
(concluded)                                                                                --------------    --------------
                                                                                              185,859,627       165,613,750


Textiles--0.8%   B      B3     25,000,000   Galey & Lord Inc., 9.125% due 3/01/2008            24,718,750        22,000,000
                 B      B2     18,750,000   Polymer Group Inc., 8.75% due 3/01/2008            18,750,000        17,812,500
                                            Polysindo International Finance Co. (i):
                 NR*    NR*     7,500,000     8.648% due 2/12/1999                              4,200,000           562,500
                 D      Caa    45,600,000     11.375% due 6/15/2006 (h)                        44,674,000         8,094,000
                 D      Caa2   14,250,000     9.375% due 7/30/2007                              9,930,000         2,529,375
                                                                                           --------------    --------------
                                                                                              102,272,750        50,998,375


Transportation   BB-    NR*    45,000,000   Autopistas del Sol S.A., 10.25% due
--4.1%                                        8/01/2009 (h)                                    44,935,000        26,887,500
                 BB-    Ba3    20,000,000   Cathay International Ltd., 13% due
                                              4/15/2008 (h)                                    20,000,000        11,700,000
                 BB-    Ba2    25,000,000   Eletson Holdings, Inc., 9.25% due 11/15/2003       24,472,500        24,625,000
                                            GS Superhighway Holdings:
                 BB     Ba2    43,000,000     9.875% due 8/15/2004                             37,956,250        17,737,500
                 BB     Ba3    49,000,000     10.25% due 8/15/2007                             47,933,550        18,252,500
                 BB     Ba2    20,000,000   Gearbulk Holdings, Ltd., 11.25% due 12/01/2004     20,518,750        20,900,000
                 BB-    B1     40,000,000   Hvide Marine Inc., 8.375% due 2/15/2008            39,872,500        32,200,000
                 B+     B2     25,000,000   TFM, S.A. de C.V., 11.786% due 6/15/2009 (a)       16,330,553        12,312,500
                                            Transportacion Maritima Mexicana, S.A. de C.V.:
                 BB-    Ba3    20,000,000     9.25% due 5/15/2003                              17,092,750        16,000,000
                 BB-    Ba3    31,800,000     10% due 11/15/2006                               31,387,250        24,724,500
                 B-     B3     60,606,000   Transtar Holdings L.P., Series B, 11.892%
                                              due 12/15/2003 (a)                               53,493,248        53,030,250
                                                                                           --------------    --------------
                                                                                              353,992,351       258,369,750


Utilities--3.6%  NR*    NR*    20,000,000   Companhia de Saneamento Basico do Estado
                                              de Sao-Paulo, 10% due 7/28/2005 (h)              20,000,000        10,400,000
                 BB+    Baa3   10,000,000   Empresa Electricidad del Norte, 10.50%
                                              due 6/15/2005 (h)                                10,000,000         6,850,000
                 NR*    B2     70,000,000   Espirito Santo-Escelsa, 10% due 7/15/2007 (h)      69,476,250        39,725,000
                 BB+    NR*    37,000,000   Inversora de Electrica, 9% due 9/16/2004 (h)       36,895,000        28,675,000
                 BBB-   Ba3    40,000,000   Metrogas S.A., 12% due 8/15/2000                   40,031,875        38,100,000
                 NR*    NR*    15,179,562   Sunflower Electric Power Corp., 8% due
                                              12/31/2016 (j)++                                  9,957,363        10,094,409
                 BBB-   Baa3   41,428,800   Trans Gas de Occidente, 9.79% due
                                              11/01/2010 (h)++                                 41,502,780        29,846,675
                                            Tucson Electric & Power Co. (j)++:
                 NR*    NR*    34,947,781     10.21% due 1/01/2009                             33,168,609        39,664,684
                 NR*    NR*    21,526,207     10.732% due 1/01/2013                            20,326,836        25,745,129
                                                                                           --------------    --------------
                                                                                              281,358,713       229,100,897


Waste            B+     B2     18,000,000   Allied Waste North America, 10.25% due
Management--                                  12/01/2006                                       18,000,000        19,710,000
0.8%             B+     B2     29,000,000   Laidlaw Environmental Systems (LES) Inc.,
                                              9.25% due 6/01/2008 (h)                          29,000,000        29,290,000
                 D      Ca     23,700,000   Mid-American Waste Systems, Inc., 12.25%
                                              due 2/15/2003 (i)                                 9,630,095           207,375
                                                                                           --------------    --------------
                                                                                               56,630,095        49,207,375


Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1998


SCHEDULE OF INVESTMENTS (continued)
                S&P    Moody's    Face                                                                           Value
Industries     Rating   Rating   Amount                  Issue                                  Cost           (Note 1a)

Bonds (concluded)
Wireless         CCC+   B2    $13,000,000   Cencall Communications Corporation, 9.037%
Communications                                due 1/15/2004 (a)                            $   12,831,899    $   12,870,000
--Domestic       BB+    Ba3    48,050,000   Comcast Cellular Communications, Inc.,
Paging &                                      9.50% due 5/01/2007                              48,846,375        49,491,500
Cellular--5.0%   CCC    B3     10,000,000   Metrocall, Inc., 9.75% due 11/01/2007              10,000,000         9,250,000
                 D      C      50,500,000   Mobilemedia Communication, Inc., 11.58% due
                                              12/01/2003 (a)(i)                                20,630,116         7,322,500
                                            Nextel Communications Inc. (a):
                 CCC+   B2     81,500,000     11.969% due 8/15/2004                            70,489,824        78,443,750
                 CCC+   B2     30,000,000     10.147% due 10/31/2007                           19,735,856        18,150,000
                 CCC+   B2     25,000,000     9.987% due 2/15/2008 (h)                         16,304,468        14,812,500
                 NR*    Caa2   29,000,000   Page Mart Inc., 11.25% due 2/01/2008 (a)(j)        18,044,744        16,385,000
                 B      B2     73,000,000   Paging Network, Inc., 10% due 10/15/2008           72,756,250        72,270,000
                 NR*    NR*     3,250,000   Pinnacle Holdings Inc., 10% due 3/15/2008 (a)       2,103,504         1,738,750
                 B+     B1     25,000,000   Vanguard Cellular Systems, Inc., 9.375%
                                              due 4/15/2006                                    24,975,250        25,375,000
                 B-     B3     15,000,000   Western Wireless Corp., 10.50% due 2/01/2007       15,062,500        15,375,000
                                                                                           --------------    --------------
                                                                                              331,780,786       321,484,000


Wireless         B      B3     11,000,000   CTI Holdings S.A., 11.50% due 4/15/2008 (a)(h)      6,620,174         4,290,000
Communications   B+     B3     56,472,000   Comunicacion Celular S.A., 12.68% due
--International                               11/15/2003 (a)(e)                                43,560,983        38,400,960
Paging &         CCC+   Caa1   26,000,000   McCaw International Ltd., 12.265% due
Cellular--2.1%                                4/15/2007 (a)                                    17,341,400        12,870,000
                 B-     B3     90,000,000   Millicom International Cellular S.A., 13.39%
                                              due 6/01/2006 (a)                                63,746,436        58,050,000
                 CCC+   Caa1   33,000,000   Nextel International, Inc., 12.125% due
                                              4/15/2008 (a)                                    19,339,162        14,025,000
                 CCC+   NR*    13,000,000   Telesystems International Wireless Inc.,
                                              11.382% due 6/30/2007 (a)(j)                      9,077,668         6,955,000
                                                                                           --------------    --------------
                                                                                              159,685,823       134,590,960


                                            Total Investments in Bonds--91.3%               6,764,273,307     5,820,873,334


                              Shares Held

Preferred Stocks

Broadcasting--Radio &               5,000   Cumulus Media Inc.                                  5,000,000         4,975,000
Television--0.1%


Cable--Domestic--0.3%             197,834   CSC Holdings Inc.++++                              14,634,820        21,761,740


Cable--International--0.4%         23,648   NTL Inc.++++                                       24,093,933        23,470,640


Conglomerates--0.3%                 3,100   Eagle-Picher Holdings                              17,686,590        16,817,500


Financial Services--0.5%        1,230,000   California Federal Bank (Series A)                 30,815,000        31,441,875


Product Distribution--0.3%        258,575   Nebco Evans Holding Co. ++++                       25,772,501        16,872,019


Publishing &                      292,500   Primedia Inc.                                      29,109,500        26,690,625
Printing--0.6%                    125,000   Primedia Inc. (Series D)                           12,500,000        12,781,250
                                                                                           --------------    --------------
                                                                                               41,609,500        39,471,875


Telephone--Competitive             12,311   Intermedia Communications Inc.
Local Exchange Carriers--0.2%                 (Series B)(Convertible)(j)                       12,643,109        13,819,097


Utilities--0.0%                         2   El Paso Electric Company++++                              219               217



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1998


SCHEDULE OF INVESTMENTS (continued)
                                 Shares                                                                          Value
Industries                        Held                   Issue                                  Cost           (Note 1a)

Preferred Stocks (continued)
Wireless Communications--          21,152   Nextel Communications Inc.++++                 $   21,216,890    $   19,089,680
Domestic Paging &                  22,679   Nextel Communications Inc. (Series D)++++          23,033,000        23,245,975
Cellular--0.7%                      5,142   Rural Cellular Corp.++++                            5,144,485         4,666,365
                                                                                           --------------    --------------
                                                                                               49,394,375        47,002,020

                                            Total Investments in Preferred Stocks--3.4%       221,650,047       215,631,983


Common Stocks

Cable--Domestic--0.1%               2,887   CS Wireless Systems Inc. (i)                           20,336                15
                                  195,096   Echostar Communications Corp. (Series A)(i)         1,385,894         4,645,723
                                                                                           --------------    --------------
                                                                                                1,406,230         4,645,738


Energy--0.2%                      914,710   Chi Energy Inc. (Series B) (i)                     14,284,292        12,348,585
                                    8,176   Pioneer Natural Resources Co.                         199,648           114,975
                                                                                           --------------    --------------
                                                                                               14,483,940        12,463,560


Entertainment--0.2%             1,184,150   On Command Corporation (i)                         51,280,002         9,843,247
Wireless                          170,421   Nextel Communications Inc. (i)                      2,749,981         3,445,700
Communications--
Domestic Paging
& Cellular--0.0%

                                            Total Investments in Common Stocks--0.5%           69,920,153        30,398,245


Trusts and Warrents

Cable--Domestic--0.0%             177,500   American Telecasting Inc. (Warrants)(b)               413,723             2,219
                                   25,000   People's Choice T.V. Corp. (Warrants)(b)              140,353            12,625
                                   50,338   Wireless One Inc. (Warrants)(b)                     1,063,139               503
                                                                                           --------------    --------------
                                                                                                1,617,215            15,347

Cable--                            45,000   UIH Australia/Pacific (Warrants)(b)                   540,000           225,000
International--0.0%                50,000   United International Holdings, Inc.
                                              (Warrants)(b)                                     1,418,645           250,000
                                                                                           --------------    --------------
                                                                                                1,958,645           475,000


Energy--0.0%                       74,562   Chi Energy Inc. (Series B)(Warrants)(b)                74,562           111,843
                                   48,400   Chi Energy Inc. (Series C)(Warrants)(b)                48,400            72,600
                                                                                           --------------    --------------
                                                                                                  122,962           184,443


Entertainment--0.0%               385,661   On Command Corporation (Warrants)(b)                3,033,504         1,084,672


Gaming--0.0%                        7,550   Goldriver Hotel & Casino Corp., Liquidating
                                              Trust (i)(j)                                        192,320                 0
                                  113,386   Trump Castle Funding, Inc. (Warrants)(b)                    0                 0
                                                                                           --------------    --------------
                                                                                                  192,320                 0


Media & Communications--           15,000   Orion Network Systems, Inc. (Warrants)(b)             174,450           157,500
International--0.0%


Wireless Communications--          57,040   Page Mart Inc. (Warrants)(b)                          236,127           249,550
Domestic Paging & Cellular--0.0%


Wireless Communications--          53,472   Comunicacion Celular S.A. (Warrants)(b)(h)            109,680            13,368
International
Paging & Cellular--0.0%

                                            Total Investments in Trusts & Warrants--0.0%        7,444,903         2,179,880



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1998


SCHEDULE OF INVESTMENTS (concluded)
                                  Face                                                                           Value
Industries                       Amount                  Issue                                  Cost           (Note 1a)

Short-Term Securities
Commercial                    $20,000,000   Concord Minutemen Capital Co. LLC, 5.55%
Paper***--2.2%                                due 10/08/1998                               $   19,978,417    $   19,978,417
                               15,000,000   Finova Capital Corp., 5.53% due 10/16/1998         14,965,438        14,965,438
                               15,342,000   General Motors Acceptance Corp., 5.88% due
                                              10/01/1998                                       15,342,000        15,342,000
                               17,500,000   International Securitization Corporation,
                                              5.55% due 10/08/1998                             17,481,115        17,481,115
                               20,025,000   Monte Rosa Capital Corp., 5.52% due
                                              10/27/1998                                       19,945,167        19,945,167
                               20,000,000   Morgan Stanley Dean Witter & Company, 5.53%
                                              due 10/14/1998                                   19,960,061        19,960,061
                               10,132,000   Park Avenue Receivables Corp., 5.55% due
                                              10/15/1998                                       10,110,132        10,110,132
                               25,000,000   Variable Funding Capital, 5.55% due 10/02/1998     24,996,146        24,996,146
                                                                                           --------------    --------------
                                                                                              142,778,476       142,778,476


US Government Agency           15,000,000   Federal Home Loan Mortgage Corp., 5.42% due
Obligations***--0.6%                          10/09/1998                                       14,981,933        14,981,933
                               20,000,000   Federal National Mortgage Association, 5.42%
                                              due 10/05/1998                                   19,987,956        19,987,956
                                                                                           --------------    --------------
                                                                                               34,969,889        34,969,889


                                            Total Investments in Short-Term
                                            Securities--2.8%                                  177,748,365       177,748,365


Total Investments--98.0%                                                                   $7,241,036,775     6,246,831,807
                                                                                           ==============
Other Assets Less Liabilities--2.0%                                                                             126,086,504
                                                                                                             --------------
Net Assets--100.0%                                                                                           $6,372,918,311
                                                                                                             ==============


  ++Subject to principal paydowns.
++++Represents a pay-in-kind security which may pay
    interest/dividends in additional face/shares.
   *Not Rated.
  **Industry classifications for convertible bonds are: (1) Health
    Services; (2) Transportation Services.
 ***Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.
 (a)Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Portfolio.
 (b)Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock/face amount of bonds and are non-income producing. The purchase price and number of shares/face amount are subject to adjustment under certain conditions until the expiration date.
 (c)Each $1,000 face amount contains one warrant of Splitrock
    Services Inc.
 (d)Each $1,000 face amount contains one warrant of Australis Media
    Ltd.
 (e)Each $1,000 face amount contains one warrant of Comunicacion
    Celular S.A.
 (f)The security is a perpetual bond and has no definite maturity date.
 (g)Represents a step bond. Coupon payments are paid-in-kind, in which the Portfolio receives additional face amount at an annual rate of 1.75% until May 15, 2000. Subsequently, the Portfolio will receive cash coupon payments at an annual rate of 15.75% until maturity.
 (h)The security may be sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
 (i)Non-income producing security.
 (j)Restricted securities as to resale. The value of the Portfolio's investments in restricted securities was approximately $153,666,000, representing 2.4% of net assets.

                                                                Acquisition         Value
    Issue                                    Date(s)                Cost          (Note 1a)
    Australis Media Ltd.,
    14.391% due 11/01/2002            12/30/1997--2/10/1998      $  6,557,997     $  5,002,498
    Goldriver Hotel & Casino
    Corp., Liquidating Trust          8/31/1992--11/17/1992           192,320                0
    Intermedia Communications Inc.
    (Series B)(Convertible)            3/04/1997--9/11/1998        12,643,109       13,819,097
    Page Mart Inc., 11.25% due
    2/01/2008                               1/22/1998              18,044,744       16,385,000
    Sunflower Electric Power Corp.,
    8% due 12/31/2016                 11/29/1991--8/23/1995         9,957,363       10,094,409
    Telesystems International
    Wireless Inc., 11.382% due
    6/30/2007                          1/06/1998--5/20/1998         9,077,668        6,955,000
    TransAmerica Refining
    Corporation, 13% due
    12/15/2002                              12/09/1997             35,640,000       36,000,000
    Tucson Electric & Power Co.:
    10.21% due 1/01/2009               7/27/1993--4/15/1998        33,168,609       39,664,684
    10.732% due 1/01/2013             3/01/1993--10/11/1996        20,326,836       25,745,129

    Total                                                        $145,608,646     $153,665,817
                                                                 ============     ============


    Ratings of issues shown have not been audited by Deloitte & Touche LLP.



See Notes to Financial Statements.


Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1998



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of September 30, 1998
Assets:             Investments, at value (identified cost--$7,241,036,775)
                    (Note 1a)                                                                             $6,246,831,807
                    Cash                                                                                         777,215
                    Receivables:
                      Interest                                                          $  150,425,471
                      Securities sold                                                       20,692,502
                      Dividends                                                              1,937,599
                      Capital shares sold                                                      638,756
                      Paydowns                                                                  94,567       173,788,895
                                                                                        --------------
                    Prepaid registration fees and other assets (Note 1e)                                       2,544,812
                                                                                                          --------------
                    Total assets                                                                           6,423,942,729
                                                                                                          --------------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1f)                                   24,948,094
                      Capital shares redeemed                                               15,820,013
                      Distributor (Note 2)                                                   3,250,933
                      Securities purchased                                                   3,228,655
                      Investment adviser (Note 2)                                            2,170,112        49,417,807
                                                                                        --------------
                    Accrued expenses and other liabilities                                                     1,606,611
                                                                                                          --------------
                    Total liabilities                                                                         51,024,418
                                                                                                          --------------

Net Assets:         Net assets                                                                            $6,372,918,311
                                                                                                          ==============

Net Assets          Class A Common Stock, $0.10 par value, 500,000,000 shares authorized                  $   13,092,173
Consist of:         Class B Common Stock, $0.10 par value 1,500,000,000 shares authorized                     63,391,157
                    Class C Common Stock, $0.10 par value 200,000,000 shares authorized                        7,802,410
                    Class D Common Stock, $0.10 par value 500,000,000 shares authorized                        6,098,737
                    Paid-in capital in excess of par                                                       7,153,375,743
                    Accumulated distributions in excess of investment income--net
                    (Note 1f)                                                                                 (1,727,238)
                    Undistributed realized capital gains on investments--net                                 125,090,297
                    Unrealized depreciation on investments--net                                             (994,204,968)
                                                                                                          --------------
                    Net assets                                                                            $6,372,918,311
                                                                                                          ==============

Net Asset           Class A--Based on $922,820,393 and 130,921,727 shares
Value:              outstanding                                                                           $         7.05
                                                                                                          ==============
                    Class B--Based on $4,469,451,657 and 633,911,571 shares
                    outstanding                                                                           $         7.05
                                                                                                          ==============
                    Class C--Based on $550,482,584 and 78,024,103 shares
                    outstanding                                                                           $         7.06
                                                                                                          ==============
                    Class D--Based on $430,163,677 and 60,987,369 shares
                    outstanding                                                                           $         7.05
                                                                                                          ==============

                    See Notes to Financial Statements.


Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1998



FINANCIAL INFORMATION (continued)


Statement of Operations for the Year Ended September 30, 1998
Investment          Interest and discount earned                                                          $  737,099,269
Income              Dividends                                                                                 27,255,739
(Note 1d):          Other                                                                                      8,066,887
                                                                                                          --------------
                    Total income                                                                             772,421,895
                                                                                                          --------------

Expenses:           Account maintenance and distribution fees--Class B (Note 2)         $   41,453,364
                    Investment advisory fees (Note 2)                                       31,867,154
                    Account maintenance and distribution fees--Class C (Note 2)              5,501,857
                    Transfer agent fees--Class B (Note 2)                                    4,264,678
                    Account maintenance fees--Class D (Note 2)                               1,313,068
                    Transfer agent fees--Class A (Note 2)                                      697,649
                    Transfer agent fees--Class C (Note 2)                                      551,160
                    Accounting services (Note 2)                                               512,372
                    Printing and shareholder reports                                           372,399
                    Transfer agent fees--Class D (Note 2)                                      341,346
                    Registration fees (Note 1e)                                                226,619
                    Custodian fees                                                             176,748
                    Professional fees                                                          137,987
                    Directors' fees and expenses                                                31,508
                    Pricing fees (Note 2)                                                       22,775
                    Other                                                                       65,624
                                                                                        --------------
                    Total expenses                                                                            87,536,308
                                                                                                          --------------
                    Investment income--net                                                                   684,885,587
                                                                                                          --------------

Realized &          Realized gain on investments--net                                                        157,220,808
Unrealized Gain     Change in unrealized appreciation/depreciation on
(Loss) on           investments--net                                                                      (1,302,774,162)
Investments--Net                                                                                          --------------
(Notes 1b,          Net Decrease in Net Assets Resulting from Operations                                  $ (460,667,767)
1d & 3):                                                                                                  ==============


                    See Notes to Financial Statements.



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1998



FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                              For the Year Ended
                                                                                                 September 30,
Increase (Decrease) in Net Assets:                                                            1998             1997
Operations:         Investment income--net                                              $  684,885,587    $  575,009,241
                    Realized gain on investments--net                                      157,220,808        20,040,352
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                    (1,302,774,162)      292,161,549
                                                                                        --------------    --------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                            (460,667,767)      887,211,142
                                                                                        --------------    --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                             (100,823,273)      (91,922,975)
Shareholders          Class B                                                             (477,061,317)     (407,172,006)
(Note 1f):            Class C                                                              (58,977,217)      (41,118,497)
                      Class D                                                              (48,023,780)      (34,795,763)
                    Realized gains on investments--net:
                      Class A                                                               (6,089,227)               --
                      Class B                                                              (32,962,441)               --
                      Class C                                                               (4,011,904)               --
                      Class D                                                               (3,027,610)               --
                                                                                        --------------    --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                         (730,976,769)     (575,009,241)
                                                                                        --------------    --------------

Capital Share       Net increase (decrease) in net assets derived from capital
Transactions        share transactions                                                    (111,186,550)    1,535,324,290
(Note 4):                                                                               --------------    --------------

Net Assets:         Total increase (decrease) in net assets                             (1,302,831,086)    1,847,526,191
                    Beginning of year                                                    7,675,749,397     5,828,223,206
                                                                                        --------------    --------------
                    End of year                                                         $6,372,918,311    $7,675,749,397
                                                                                        ==============    ==============

                    See Notes to Financial Statements.


Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1998



FINANCIAL INFORMATION (continued)

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.                                Class A
                                                                          For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                          1998      1997++      1996++        1995       1994
Per Share           Net asset value, beginning of year       $     8.29  $     7.93  $     7.80  $     7.66   $     8.13
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .75         .74         .75         .81          .75
                    Realized and unrealized gain (loss)
                    on investments--net                           (1.19)        .36         .14         .14         (.47)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               (.44)       1.10         .89         .95          .28
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       (.75)       (.74)       (.76)       (.81)        (.75)
                      In excess of investment
                      income--net                                    --          --          --+++       --           --
                      Realized gain on investments--net            (.05)         --          --          --           --
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions              (.80)       (.74)       (.76)       (.81)        (.75)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of year             $     7.05  $     8.29  $     7.93  $     7.80   $     7.66
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share           (5.98%)     14.58%      11.95%      13.27%        3.42%
Return:*                                                     ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                       .49%        .51%        .51%        .55%         .53%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                        9.40%       9.23%       9.57%      10.70%        9.27%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                           $  922,820  $1,044,799  $  947,479  $  902,321   $  876,573
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           41.97%      38.58%      32.44%      24.58%       32.52%
                                                             ==========  ==========  ==========  ==========   ==========



                  ++Based on average shares outstanding.
                   *Total investment returns exclude the effects of sales loads.
                 +++Amount is less than $.01 per share.

                    See Notes to Financial Statements.



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1998


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
The following per share data and ratios have been derived
from information provided in the financial statements.                                Class B
                                                                           For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                          1998       1997++     1996++        1995        1994
Per Share           Net asset value, beginning of year       $     8.30  $     7.93  $     7.80  $     7.66   $     8.13
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .69         .68         .69         .75          .69
                    Realized and unrealized gain
                    (loss) on investments--net                    (1.20)        .37         .15         .14         (.47)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               (.51)       1.05         .84         .89          .22
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       (.69)       (.68)       (.71)       (.75)        (.69)
                      In excess of investment income--net            --          --          --+++       --           --
                      Realized gain on investments--net            (.05)         --          --          --           --
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions              (.74)       (.68)       (.71)       (.75)        (.69)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of year             $     7.05  $     8.30  $     7.93  $     7.80   $     7.66
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share           (6.80%)     13.86%      11.11%      12.41%        2.66%
Return:*                                                     ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                      1.25%       1.27%       1.28%       1.32%        1.29%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                        8.63%       8.46%       8.80%       9.81%        8.53%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                           $4,469,452  $5,495,488  $4,250,539  $3,220,767   $2,347,223
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           41.97%      38.58%      32.44%      24.58%       32.52%
                                                             ==========  ==========  ==========  ==========   ==========

                  ++Based on average shares outstanding.
                   *Total investment returns exclude the effects of sales loads.
                 +++Amount is less than $.01 per share.

                    See Notes to Financial Statements.



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1998



FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                         Class C
                                                                                                              For the
                                                                                                               Period
The following per share data and ratios have been derived                          For the                    Oct. 21,
from information provided in the financial statements.                            Year Ended                1994++++ to
                                                                                September 30,                Sept. 30,
Increase (Decrease) in Net Asset Value:                               1998          1997++         1996++       1995
Per Share           Net asset value, beginning of period           $     8.30    $     7.94     $     7.81    $     7.59
Operating                                                          ----------    ----------     ----------    ----------
Performance:        Investment income--net                                .69           .68            .68           .71
                    Realized and unrealized gain (loss) on
                    investments--net                                    (1.19)          .36            .15           .22

                    Total from investment operations                     (.50)         1.04            .83           .93
                                                                   ----------    ----------     ----------    ----------
                    Less dividends and distributions:
                      Investment income--net                             (.69)         (.68)          (.70)         (.71)
                      In excess of investment income--net                  --            --             --+++++       --
                      Realized gain on investments--net                  (.05)           --             --            --
                                                                   ----------    ----------     ----------    ----------
                    Total dividends and distributions                    (.74)         (.68)          (.70)         (.71)
                                                                   ----------    ----------     ----------    ----------
                    Net asset value, end of period                 $     7.06    $     8.30     $     7.94    $     7.81
                                                                   ==========    ==========     ==========    ==========

Total Investment    Based on net asset value per share                 (6.72%)       13.66%         11.05%        12.92%+++
Return:**                                                          ==========    ==========     ==========    ==========

Ratios to Average   Expenses                                            1.31%         1.32%          1.33%         1.38%*
Net Assets:                                                        ==========    ==========     ==========    ==========
                    Investment income--net                              8.58%         8.39%          8.73%         9.06%*
                                                                   ==========    ==========     ==========    ==========

Supplemental        Net assets, end of period (in thousands)       $  550,482    $  638,626     $  362,518    $  135,019
Data:                                                              ==========    ==========     ==========    ==========
                    Portfolio turnover                                 41.97%        38.58%         32.44%        24.58%
                                                                   ==========    ==========     ==========    ==========


                  ++Based on average shares outstanding.
                ++++Commencement of operations.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.
               +++++Amount is less than $.01 per share.

                    See Notes to Financial Statements.



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1998



FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                         Class D
                                                                                                             For the
                                                                                                              Period
The following per share data and ratios have been derived                         For the                    Oct. 21,
from information provided in the financial statements.                           Year Ended                1994++++ to
                                                                                September 30,                Sept. 30,
Increase (Decrease) in Net Asset Value:                                 1998        1997++       1996++        1995
Per Share           Net asset value, beginning of period           $     8.30    $     7.94     $     7.80    $     7.59
Operating                                                          ----------    ----------     ----------    ----------
Performance:        Investment income--net                                .73           .72            .72           .75
                    Realized and unrealized gain (loss) on
                    investments--net                                    (1.20)          .36            .16           .21
                                                                   ----------    ----------     ----------    ----------
                    Total from investment operations                     (.47)         1.08            .88           .96
                                                                   ----------    ----------     ----------    ----------
                    Less dividends and distributions:
                      Investment income--net                             (.73)         (.72)          (.74)         (.75)
                      In excess of investment income--net                  --            --             --+++++       --
                      Realized gain on investments--net                  (.05)           --             --            --
                                                                   ----------    ----------     ----------    ----------
                    Total dividends and distributions                    (.78)         (.72)          (.74)         (.75)
                                                                   ----------    ----------     ----------    ----------
                    Net asset value, end of period                 $     7.05    $     8.30     $     7.94    $     7.80
                                                                   ----------    ----------     ----------    ----------

Total Investment    Based on net asset value per share                 (6.32%)       14.29%         11.82%        13.37%+++
Return:**                                                          ==========    ==========     ==========    ==========

Ratios to Average   Expenses                                             .74%          .76%           .76%          .81%*
Net Assets:                                                        ==========    ==========     ==========    ==========
                    Investment income--net                              9.14%         8.95%          9.30%         9.70%*
                                                                   ==========    ==========     ==========    ==========

Supplemental        Net assets, end of period (in thousands)       $  430,164    $  496,836     $  267,687    $  102,676
Data:                                                              ==========    ==========     ==========    ==========
                    Portfolio turnover                                 41.97%        38.58%         32.44%        24.58%
                                                                   ==========    ==========     ==========    ==========


                  ++Based on average shares outstanding.
                ++++Commencement of operations.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.
               +++++Amount is less than $.01 per share.

                    See Notes to Financial Statements.


Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1998



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
High Income Portfolio (the "Portfolio") is one of three portfolios in Merrill Lynch Corporate Bond Fund, Inc. (the "Fund") which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Portfolio offers four classes of shares under the Merrill Lynch Select
Pricing SM System. Effective March 24, 1998, shares of the Portfolio will no longer be available for purchase (or exchange). Therefore, on or after March 24, 1998, the Fund will no longer sell Class A, Class B, Class C or Class D Shares of the Portfolio, but will continue to make available for purchase under the following circumstances: shareholders of the Portfolio may continue to elect to have dividends and distributions paid on shares of the Portfolio reinvested in additional shares of the Portfolio; certain participants in employer-sponsored retirement or savings plans, including eligible 401(k) plans will continue to be permitted to purchase shares of the Portfolio through such plans; and shares of the Portfolio will continue to be available for purchase by participants in certain fee-based programs, such as the Mutual Fund Advisor program administered by Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of Merrill Lynch & Co. ("ML & Co."). In addition, shares of the Portfolio will continue to be available for purchase in single transactions over $1,000,000. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean of the most recent bid and ask prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value.

Options on debt securities, which are traded on exchanges, are valued at the last asked price for options written and last bid price for options purchased. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price at the close of such exchanges. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund which may use a matrix system for valuations.

(b) Derivative financial instruments--The Portfolio may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.




Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1998



NOTES TO FINANCIAL STATEMENTS (continued)


When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $1,400,695 have been reclassified between undistributed net realized capital gains and accumulated distributions in excess of net investment income. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of ML & Co., which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee with respect to the Portfolio based upon the aggregate average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $250 million; 0.50% of average daily net assets in excess of $250 million but not exceeding $500 million; 0.45% of average daily net assets in excess of $500 million but not exceeding $750 million; and 0.40% of average daily net assets in excess of $750 million. For the year ended September 30, 1998, the aggregate average daily net assets of the Fund's three Portfolio's was approximately $9,511,656,000.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Portfolio as follows:


                             Account            Distribution
                         Maintenance Fee             Fee

Class B                        0.25%                 0.50%
Class C                        0.25%                 0.55%
Class D                        0.25%                  --



Pursuant to a sub-agreement with the Distributor, MLPF&S, a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1998



For the year ended September 30, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Portfolio's Class A and Class D Shares as follows:

                                      MLFD          MLPF&S

Class A                             $19,815        $181,514
Class D                             $91,768        $842,403


For the year ended September 30, 1998, MLPF&S received contingent deferred sales charges of $8,902,734 and $324,713 relating to transactions in Class B and Class C Shares of the Portfolio, respectively, and front-end sales charge waivers of $10,901 and $114,814 relating to transactions in Class A and Class D Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

During the year ended September 30, 1998, the Portfolio paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $10,638 for security price quotations to compute the net asset value of the Portfolio.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLFD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 1998 were $3,197,753,879 and $2,974,292,876, respectively.

Net realized gains (losses) for the year ended September 30, 1998 and net unrealized losses as of September 30, 1998 were as follows:

                                   Realized         Unrealized
                                Gains (Losses)        Losses

Long-term investments            $157,224,635    $ (994,204,968)
Short-term investments                 (3,827)               --
                                 ------------    --------------
Total                  .         $157,220,808    $ (994,204,968)
                                 ============    ==============


As of September 30, 1998, net unrealized depreciation for Federal income tax purposes aggregated $1,006,017,277, of which $122,446,789 related to appreciated securities and $1,128,464,066 related to depreciated securities. The aggregate cost of investments at September 30, 1998 for Federal income tax purposes was $7,252,849,084.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(111,186,550) and $1,535,324,290 for the years ended September 30, 1998 and September 30, 1997, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares
For the Year                                        Dollar
Ended September 30, 1998           Shares           Amount

Shares sold                      37,248,132   $   300,632,499
Shares issued to shareholders
in reinvestment of dividends
and distributions                 4,991,792        39,932,897
                              -------------  ----------------
Total issued                     42,239,924       340,565,396
Shares redeemed                 (37,279,139)     (293,764,069)
                              -------------  ----------------
Net increase                      4,960,785  $     46,801,327
                              =============  ================


Class A Shares
For the Year                                        Dollar
Ended September 30, 1997           Shares           Amount

Shares sold                      31,134,080   $   250,373,771
Shares issued to shareholders
in reinvestment of dividends      5,178,555        41,693,780
                              -------------  ----------------
Total issued                     36,312,635       292,067,551
Shares redeemed                 (29,808,906)     (240,009,423)
                              -------------  ----------------
Net increase                      6,503,729  $     52,058,128
                              =============  ================


Class B Shares
For the Year                                        Dollar
Ended September 30, 1998           Shares           Amount

Shares sold                     105,658,317  $    861,469,852
Shares issued to shareholders
in reinvestment of dividends
and distributions                26,492,259       212,040,844
                              -------------  ----------------
Total issued                    132,150,576     1,073,510,696
Automatic conversion of
shares                           (2,243,101)      (18,085,780)
Shares redeemed                (158,335,084)   (1,243,554,133)
                              -------------  ----------------
Net decrease                    (28,427,609) $   (188,129,217)
                              =============  ================




Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1998



NOTES TO FINANCIAL STATEMENTS (concluded)


Class B Shares for the Year                         Dollar
Ended September 30, 1997           Shares           Amount

Shares sold                     201,694,285  $  1,624,806,467
Shares issued to shareholders
in reinvestment of dividends     22,790,352       183,793,349
                              -------------  ----------------
Total issued                    224,484,637     1,808,599,816
Automatic conversion of
shares                           (2,850,390)      (22,812,891)
Shares redeemed                 (95,044,774)     (764,885,115)
                              -------------  ----------------
Net increase                    126,589,473  $  1,020,901,810
                              =============  ================



Class C Shares for the Year                         Dollar
Ended September 30, 1998           Shares           Amount

Shares sold                      24,007,667  $    196,182,886
Shares issued to shareholders
in reinvestment of dividends
and distributions                 4,036,571        32,326,933
                              -------------  ----------------
Total issued                     28,044,238       228,509,819
Shares redeemed                 (26,939,585)     (212,824,675)
                              -------------  ----------------
Net increase                      1,104,653  $     15,685,144
                              =============  ================


Class C Shares for the Year                         Dollar
Ended September 30, 1997           Shares           Amount

Shares sold                      44,892,704  $    362,128,191
Shares issued to shareholders
in reinvestment of dividends      2,808,746        22,682,139
                              -------------  ----------------
Total issued                     47,701,450       384,810,330
Shares redeemed                 (16,444,400)     (132,540,144)
                              -------------  ----------------
Net increase                     31,257,050  $    252,270,186
                              =============  ================


Class D Shares for the Year                         Dollar
Ended September 30, 1998           Shares           Amount

Shares sold                      17,388,402  $    141,752,082
Automatic conversion of
shares                            2,241,712        18,085,780
Shares issued to shareholders
in reinvestment of dividends
and distributions                 3,165,204        25,339,375
                              -------------  ----------------
Total issued                     22,795,318       185,177,237
Shares redeemed                 (21,664,714)     (170,721,041)
                              -------------  ----------------
Net increase                      1,130,604  $     14,456,196
                              =============  ================



Class D Shares for the Year                         Dollar
Ended September 30, 1997           Shares           Amount

Shares sold                      35,702,960  $    287,604,383
Automatic conversion of
shares                            2,846,330        22,812,891
Shares issued to shareholders
in reinvestment of dividends      2,248,145        18,168,882
                              -------------  ----------------
Total issued                     40,797,435       328,586,156
Shares redeemed                 (14,668,105)     (118,491,990)
                              -------------  ----------------
Net increase                     26,129,330  $    210,094,166
                              =============  ================



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1998


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Corporate Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the High Income Portfolio of Merrill Lynch Corporate Bond Fund, Inc. as of September 30, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the High Income Portfolio of Merrill Lynch Corporate Bond Fund, Inc. as of September 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
November 18, 1998
</AUDIT-REPORT>


IMPORTANT TAX INFORMATION (unaudited)

Of the ordinary income distributions paid monthly by High Income Portfolio of Merrill Lynch Corporate Bond Fund, Inc. during the fiscal year ended September 30, 1998, 3.74% qualifies for the dividends received deduction for corporations. Additionally, the Fund paid a long-term capital gains distribution of $.019581 per share to shareholders of record on December 22, 1997. Of this distribution, 17.92% is subject to the 28% tax rate and 82.08% is subject to the 20% tax rate.

Please retain this information for your records.




INVESTMENT GRADE PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
MERRILL LYNCH CORPORATE BOND FUND, INC. BEGINS HERE






INVESTMENT GRADE
PORTFOLIO &
INTERMEDIATE
TERM PORTFOLIO

Merrill Lynch
Corporate Bond Fund, Inc.




FUND LOGO




Annual Report

September 30, 1998




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
Corporate Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



Investment Grade Portfolio & Intermediate Term Portfolio


TO OUR SHAREHOLDERS

Concerns over the prospects for the worldwide economy spilled over into the US stock market during the quarter ended September 30, 1998. The increased volatility in US share prices reflected the deteriorating outlook for corporate profits amid signs of a weakening US economy. The uncertain economic picture and the resulting flight to quality by investors pushed the 30-year US Treasury bond to record low yields. In contrast, corporate bonds, mortgage-backed securities and emerging markets debt underperformed Treasury securities by a wide margin. The leverage/derivatives-related problems of a major hedge fund and possible impeachment of President Clinton further heightened investor uncertainties, as did Russia's devaluation and effective repudiation of its debt in August. A one-quarter point cut in the Federal Funds rate in late September did not restore investor confidence, since a more significant easing of monetary policy was expected. However, the central bank unexpectedly cut the Federal Funds rate another quarter point in October, which investors viewed positively.

As long as worldwide economic prospects appear fragile, it is likely that stock and bond market volatility will continue. For the overall global economy, the deepening recession in Japan is of great concern as well as the difficulties in emerging economies such as Russia and Brazil. Investors are awaiting decisive programs in Japan designed to stabilize the financial system and stimulate the economy. Positive developments in Japan, combined with continued monetary easing on the part of the Federal Reserve Board, would likely provide an important element of stability to the volatile investment environment.

Fiscal Year in Review
During the 12-month period ended September 30, 1998, although the overall trend in US interest rates had been downward--primarily because of the financial meltdown in Russia and the correlating effect it had on global financial liquidity--fixed-income markets exhibited a significant degree of volatility. Consequently, yield spread relationships widened dramatically among the various types of bonds. Within the investment-grade corporate bond market, yield spreads relative to US Treasury securities were initially impacted by the significant increase in new corporate issuance and the deleveraging of financial markets. By the end of the period, yield spread relationships were rapidly approaching--and in some cases exceeded--the highs recorded during the early part of the 1990s.

Given our belief that interest rates would continue to trend downward as we entered 1998, our investments in both Portfolios emphasized the longer end of the yield curve. Initially, we purchased US Treasury issues to extend duration, with corporate bonds subsequently added, as we found attractively priced new or secondary market issues. By April 1998, spread relationships were widening from the lows recorded during late 1997, following the height-ened concerns arising from the Asian situation, as well as the uncertain political situation in the United States. In response to the more attractive spreads that developed within the A/BBB-rated credit sector of the corporate bond market, we increased both Portfolios' exposure to these securities. We accomplished this through a reduction in our holdings of US Treasury securities as well as a modest reduction in several AAA/AA-rated securities that we believed were being overvalued by investors.




Merrill Lynch Corporate Bond Fund, Inc., Investment Grade
Portfolio & Intermediate Term Portfolio
September 30, 1998




For example, we sold a McDonald's Corp. ten-year note at a gain of 45 basis points in yield and reinvested the proceeds into a duration-neutral Hospitality Properties Trust, which offered 160 basis points in yield over the ten-year US Treasury note. The real estate investment trust sector was one in which we were underweighted relative to our benchmark. Our weighting now reflects an index-neutral posture given the attractive spread scenario. Another swap involved the sale of Kimberly-Clark Corp. bonds to purchase TCI Communications, Inc. bonds. In this case, we not only sought the incremental yield that the lower-rated TCI bond generated, but we felt that TCI had a more favorable relative value. Specifically, it was our opinion that the communications sector would continue to benefit from strong fundamentals, and we believed that TCI was properly positioned to take advantage of the growth opportunities.

As we entered the second half of 1998, there was a significant increase in cash inflows into the Investment Grade and Intermediate Term Portfolios as investors sought higher-quality investment alternatives. Accordingly, we reallocated a portion of both Portfolios' assets into US Treasury securities given the extent to which the financial markets had been impacted by the spread of the Asian contagion, the possibility that many developed economies were headed toward a recessionary phase or deflationary environment, the lack of capital flows necessary for orderly markets, and the deleveraging of the hedge fund industry. Typically, we did not allow US Treasury positions to exceed 15% of net assets since the Portfolios' relevant benchmarks do not include US Treasury components. We felt that this allocation would both address the uncertainties present in the investment environment, yet would be consistent with each Portfolio's benchmark.

Throughout the twelve-month period, the steady inflow of new cash gave us the opportunity to selectively move a portion of both Portfolios' diversified assets into the higher-quality, more-liquid corporate issues. Notwithstanding the predictably sharp drop off in corporate issuance, we have recently seen a number of fundamentally sound issuers coming to market at very attractive spreads, such as Associates Corp. of North America, Raytheon Co., Safeway Inc. and Coca Cola Enterprises. In addition, we invested in Canadian government bonds, since they also were available at very attractive yields.

During the fiscal year, we reduced both Portfolios' exposure to the financial services and brokerage industries and commodity-based companies that could experience problems as resource-rich, cash-strapped countries flooded the market with those commodities. Additionally, we maintained our underweighted position in sovereign government obligations, high-end retailers and money center banks. Furthermore, we added to our existing positions in discount retailers, telecommunication providers, diversified regional banks and utilities.

During the fiscal year ended September 30, 1998, we altered our investment strategy for the Investment Grade Portfolio to incorporate a shift toward a longer duration benchmark. We believed that the unmanaged Merrill Lynch Corporate Master Index represented a more appropriate index relative to the objectives and guidelines of the Portfolio. Accordingly, we extended the Portfolio's duration to the 6.0-year range. In the Intermediate Term Portfolio, we decided to incorporate the use of the Merrill Lynch Corporate BBB 1--10 Year Index going forward. This Index has a shorter effective duration of approximately 4.0 years and limits security maturity to 10 years or less, both consistent with the objectives and guidelines of the Intermediate Term Portfolio.




Merrill Lynch Corporate Bond Fund, Inc., Investment Grade
Portfolio & Intermediate Term Portfolio
September 30, 1998




Throughout the fiscal year ended September 30, 1998, the Investment Grade and Intermediate Term Portfolios were able to benefit from our emphasis on diversification. Positions held in US Treasury securities enabled both Portfolios to take advantage of the "flight to quality" that developed during the year. For the 12-month period ended September 30, 1998, Investment Grade Portfolio's Class A, Class B, Class C and Class D Shares had total returns of +10.05%, +9.21%, +9.25% and +9.77%, respectively, as compared to a +10.69% total return for the unmanaged Merrill Lynch Corporate Master Index. The Intermediate Term Portfolio's Class A, Class B, Class C and Class D Shares had total returns of +9.59%, +8.94%, +9.03% and +9.39%, respectively, as compared to a +9.68% total return for the unmanaged Merrill Lynch Corporate BBB 1-10 Year Index for the twelve months ended September 30, 1998.

Looking ahead, we expect the financial markets to remain extremely volatile, with liquidity remaining at a premium. Although we do not expect the US economy to become recessionary, we believe that the Federal Reserve Board will maintain its accommodative posture into 1999. The central bank is clearly concerned about the global credit crunch that has developed, as well as the negative implications that could arise as global financial markets deleverage. Accordingly, we expect to continue to emphasize liquidity in our investment strategy in the coming months.

In Conclusion
We appreciate your ongoing investment in Investment Grade and Intermediate Term Portfolios of Merrill Lynch Corporate Bond Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Christopher G. Ayoub)
Christopher G. Ayoub
Senior Vice President and Portfolio Manager



November 12, 1998




Merrill Lynch Corporate Bond Fund, Inc., Investment Grade
Portfolio & Intermediate Term Portfolio
September 30, 1998




PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees for Investment Grade Portfolio. Intermediate Term Portfolio incurs a maximum initial sales charge (front-end load) of 1% and bears no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year for Investment Grade Portfolio. Intermediate Term Portfolio is subject to a maximum contingent deferred sales charge of 1% if redeemed within one year of purchase. In addition, Investment Grade Portfolio is subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. Intermediate Term Portfolio is subject to a 0.25% distribution fee and a 0.25% account maintenance fee. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25% for Investment Grade Portfolio. Intermediate Term Portfolio is subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee) for Investment Grade Portfolio. Intermediate Term Portfolio incurs a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Average Annual Total Return--Investment Grade Portfolio


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/98                        +10.05%         +5.64%
Five Years Ended 9/30/98                  + 6.10          +5.24
Ten Years Ended 9/30/98                   + 8.94          +8.50

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/98                         +9.21%         +5.21%
Five Years Ended 9/30/98                   +5.30          +5.30
Inception (10/21/88)
through 9/30/98                            +8.08          +8.08

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 9/30/98                        + 9.25%         +8.25%
Inception (10/21/94)
through 9/30/98                           + 8.78          +8.78

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/98                         +9.77%         +5.38%
Inception (10/21/94)
through 9/30/98                            +9.40          +8.28

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch Corporate Bond Fund, Inc., Investment Grade
Portfolio & Intermediate Term Portfolio
September 30, 1998


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment--Investment Grade Portfolio

A line graph depicting the growth of an investment in the Fund's
Class A Shares compared to growth of an investment in the ML C0A0
Index and Lehman Brothers Aggregate Bond Index. Beginning and ending values are:


                                        9/88          9/98

ML Corporate Bond Fund, Inc.'s
Investment Grade Portfolio++--
Class A Shares*                       $ 9,600        $22,601
ML Corporate Master Index++++         $10,000        $25,999
Lehman Brothers Aggregate
Bond Index++++++                      $10,000        $24,342



A line graph depicting the growth of an investment in the Fund's
Class B Shares compared to growth of an investment in the ML C0A0
Index and Lehman Brothers Aggregate Bond Index. Beginning and ending values are:


                                     10/21/88**       9/98

ML Corporate Bond Fund, Inc.'s
Investment Grade Portfolio++--
Class B Shares*                       $10,000        $21,652
ML Corporate Master Index++++         $10,000        $25,730
Lehman Brothers Aggregate
Bond Index++++++                      $10,000        $23,897


A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the ML C0A0 Index and Lehman Brothers Aggregate Bond Index. Beginning and ending values are:


                                    10/21/94**        9/98

ML Corporate Bond Fund, Inc.'s
Investment Grade Portfolio++--
Class C Shares*                       $10,000        $13,936
ML Corporate Bond Fund, Inc.'s
Investment Grade Portfolio++--
Class D Shares*                       $ 9,900        $13,682
ML Corporate Master Index++++         $10,000        $15,107
Lehman Brothers Aggregate
Bond Index                            $10,000        $14,689


[FN]
     *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
    **Commencement of operations.
    ++The Portfolio invests primarily in long-term corporate bonds rated
      A or better by Moody's Investors Service, Inc. or Standard & Poor's
      Corp.
  ++++This unmanaged Index is comprised of all investment-grade corporate bonds rated BBB3 or higher, of all maturities.
++++++This unmanaged market-weighted Index is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and US Treasury and Government agency issues with at least one year to maturity. The starting date for the Index in the Class B Shares graph is 10/31/88.

Past performance is not predictive of future performance.




Merrill Lynch Corporate Bond Fund, Inc., Investment Grade
Portfolio & Intermediate Term Portfolio
September 30, 1998




PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment--Intermediate Term Portfolio

A line graph depicting the growth of an investment in the Fund's
Class A Shares compared to growth of an investment in the ML
Corporate BBB 1-10 Year Index and ML Corporate BBB 5-10 Year Index. Beginning and ending values are:


                                        9/88           9/98

ML Corporate Bond Fund, Inc.'s
Intermediate Term Portfolio++--
Class A Shares*                       $ 9,900        $22,785
ML Corporate BBB 1-10 Year
Index++++                             $10,000        $24,198
ML Corporate BBB 5-10
Year Index++++++                      $10,000        $25,788


A line graph depicting the growth of an investment in the Fund's
Class B Shares compared to growth of an investment in the ML
Corporate BBB 1-10 Year Index and ML Corporate BBB 5-10 Year Index. Beginning and ending values are:


                                     11/13/92**         9/98

ML Corporate Bond Fund, Inc.'s
Intermediate Term Portfolio++--
Class B Shares*                       $10,000        $14,912
ML Corporate BBB 1-10 Year
Index++++                             $10,000        $15,815
ML Corporate BBB 5-10
Year Index++++++                      $10,000        $16,459


A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the ML Corporate BBB 1-10 Year Index and ML Corporate BBB 5-10 Year Index. Beginning and ending values are:


                                     10/21/94**        9/98
ML Corporate Bond Fund, Inc.'s
Intermediate Term Portfolio++--
Class C Shares*                       $10,000        $13,865
ML Corporate Bond Fund, Inc.'s
Intermediate Term Portfolio++--
Class D Shares*                       $ 9,900        $13,960
ML Corporate BBB 1-10 Year
Index++++                             $10,000        $14,445
ML Corporate BBB 5-10
Year Index++++++                      $10,000        $15,018

[FN]
     *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
    **Commencement of operations.
    ++The Portfolio invests primarily in bonds rated in the four highest rating categories (Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's Corp.) with a maximum remaining maturity not to exceed ten years and, depending on market conditions, an average remaining maturity of five to seven years.
  ++++This unmanaged Index is comprised of all investment-grade corporate bonds maturing in from one to ten years.
++++++This unmanaged Index is comprised of all investment-grade corporate bonds maturing in from five to ten years.

Past performance is not predictive of future performance.




Merrill Lynch Corporate Bond Fund, Inc., Investment Grade
Portfolio & Intermediate Term Portfolio
September 30, 1998



PERFORMANCE DATA (concluded)


Average Annual Total Return--Intermediate Term Portfolio

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/98                         +9.59%         +8.50%
Five Years Ended 9/30/98                   +6.19          +5.98
Ten Years Ended 9/30/98                    +8.69          +8.59

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/98                         +8.94%         +7.94%
Five Years Ended 9/30/98                   +5.65          +5.65
Inception (11/13/92)
through 9/30/98                            +7.03          +7.03

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 9/30/98                         +9.03%         +8.03%
Inception (10/21/94)
through 9/30/98                            +8.64          +8.64

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/98                         +9.39%         +8.30%
Inception (10/21/94)
through 9/30/98                            +9.11          +8.83

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.



Recent Performance Results*
                                                                                      Ten Years/      Standardized
                                                        12 Month       3 Month     Since Inception    30-day Yield
                                                      Total Return   Total Return    Total Return    As of 9/30/98
Investment Grade Portfolio Class A Shares**              +10.05%         +3.25%        +135.42%           5.57%
Investment Grade Portfolio Class B Shares**              + 9.21          +3.05         +116.52            5.04
Investment Grade Portfolio Class C Shares**              + 9.25          +3.12         + 39.36            4.98
Investment Grade Portfolio Class D Shares**              + 9.77          +3.27         + 42.52            5.33
Intermediate Term Portfolio Class A Shares***            + 9.59          +3.54         +130.18            5.38
Intermediate Term Portfolio Class B Shares***            + 8.94          +3.40         + 49.12            4.92
Intermediate Term Portfolio Class C Shares***            + 9.03          +3.40         + 38.65            4.92
Intermediate Term Portfolio Class D Shares***            + 9.39          +3.51         + 41.00            5.28

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
 **The Portfolio's ten-year/inception periods are: Class A Shares, for the ten years ended 9/30/98; Class B Shares, from 10/21/88 to 9/30/98; and Class C & Class D Shares, from 10/21/94 to 9/30/98.
***The Portfolio's ten-year/inception periods are: Class A Shares, for the ten years ended 9/30/98; Class B Shares, from 11/13/92 to 9/30/98; and Class C & Class D Shares, from 10/21/94 to 9/30/98.



Merrill Lynch Corporate Bond Fund, Inc., Investment Grade
Portfolio & Intermediate Term Portfolio
September 30, 1998


SCHEDULE OF INVESTMENTS
                S&P    Moody's     Face                                                                           Value
Industries     Rating   Rating    Amount                    Issue                             Cost              (Note 1a)

Bonds & Notes                                                                                      Investment Grade Portfolio
US Government                                 United States Treasury Bonds & Notes:
Obligations     AAA     Aaa    $  5,000,000      5.50% due 3/31/2000                       $    4,997,070      $    5,074,200
--7.8%          AAA     Aaa       2,450,000      6.25% due 1/31/2002                            2,566,375           2,590,483
                AAA     Aaa       1,000,000      6.50% due 5/31/2002                            1,060,625           1,071,410
                AAA     Aaa       3,000,000      5.75% due 10/31/2002                           3,134,063           3,153,270
                AAA     Aaa       3,500,000      5.375% due 6/30/2003                           3,607,461           3,660,230
                AAA     Aaa      15,750,000      5.25% due 8/15/2003                           16,191,699          16,453,868
                AAA     Aaa      16,350,000      5.75% due 8/15/2003                           16,849,813          17,348,822
                AAA     Aaa       1,500,000      5.875% due 2/15/2004                           1,533,281           1,606,635
                AAA     Aaa       5,800,000      7.25% due 5/15/2004                            6,421,688           6,614,726
                AAA     Aaa       3,000,000      7.50% due 2/15/2005                            3,280,781           3,509,070
                AAA     Aaa      11,850,000      6.50% due 5/15/2005                           12,564,703          13,277,570
                AAA     Aaa       7,650,000      5.50% due 2/15/2008                            7,855,594           8,275,158
                AAA     Aaa       1,000,000      5.625% due 5/15/2008                           1,079,219           1,093,750
                AAA     Aaa      28,300,000      6.125% due 11/15/2027                         31,366,289          32,624,523
                                                                                           --------------      --------------
                                                                                              112,508,661         116,353,715


Asset-Backed    AAA     Aaa      15,000,000   Aames Financial Corp., 6.46% due 5/15/2028       14,995,313          15,145,313
Securities++    AAA     Aaa       4,000,000   Aames Mortgage Trust, Series 1998-C, Class
--6.8%                                           A2A, 5.912% due 9/15/2028 (a)                  4,000,000           4,000,000
                AAA     Aaa         624,051   Arcadia Automobile Receivables Trust, 6.10%
                                                 due 6/15/2000                                    623,930             624,663
                NR+++   Baa2      2,000,000   Bistro Trust 1998-1000, 6.58% due
                                                 3/26/2001 (b)                                  1,999,920           2,038,200
                                              Citibank Credit Card Master Trust I:
                AAA     Aaa       8,000,000      5.85% due 4/10/2003                            7,997,840           8,194,080
                AAA     Aaa      10,000,000      5.713% due 12/10/2008 (a)                      9,996,100           9,943,700
                AAA     Aaa       5,000,000   Conti Mortgage, 1998-3-A10, 5.84% due
                                                 5/15/2016                                      4,998,955           5,000,000
                A       A2        9,000,000   First Dominion Funding I, 6.431% due
                                                 7/10/2013 (a)(b)                               8,966,133           8,820,000
                AAA     Aaa       6,373,096   First Greensboro, 6.55% due 12/25/2029            6,373,097           6,448,777
                AAA     Aaa       8,886,867   GMAC Grantor Trust, 6.50% due 4/15/2002           8,884,389           8,973,692
                AAA     Aaa      12,000,000   IMC-Home Equity, 6.36% due 8/20/2022 (a)         11,997,673          12,498,756
                                              Money Store Home Equity Trust (The):
                AAA     Aaa      11,000,000      6.13% due 12/15/2000                          11,000,000          11,133,100
                AAA     Aaa       8,850,000      6.225% due 9/15/2023                           8,848,685           8,968,922
                                                                                           --------------      --------------
                                                                                              100,682,035         101,789,203


Banking--11.1%                                BB&T Corporation:
                BBB+    A3        6,250,000      7.25% due 6/15/2007                            6,220,813           6,790,938
                BBB+    A3       12,000,000      6.375% due 6/30/2025                          12,050,880          12,615,840
                A+      Aa3       3,000,000   BankAmerica Corp., 6.65% due 5/01/2001            2,997,090           3,095,370
                A+      A1       10,000,000   First Bank System, Inc., 6.375%
                                                 due 3/15/2001                                  9,911,299          10,244,800
                A-      A2       11,000,000   First Union Corporation, 6.30% due
                                                 4/15/2028 (a)                                 10,958,420          11,504,900
                BBB+    A1        5,500,000   First Union Institutional Capital I, 8.04%
                                                 due 12/01/2026                                 5,835,280           5,970,195
                BBB+    A2        4,750,000   Fleet Capital Trust II, 7.92% due
                                                 12/11/2026                                     4,690,720           5,027,875
                                              HSBC Americas Inc.:
                A-      A3        6,000,000      7% due 11/01/2006                              5,949,600           6,354,720
                BBB+    A2       14,000,000      7.808% due 12/15/2026 (b)                     13,838,440          14,601,804
                A-      A2        2,000,000   Key Bank USA N.A., 7.55% due 9/15/2006            2,170,940           2,238,560
                BBB+    A2        5,000,000   KeyCorp, 7.50% due 6/15/2006                      5,401,050           5,564,950
                BBB     A1       16,400,000   KeyCorp Capital I, 6.427% due 7/01/2028 (a)      16,235,016          15,719,728
                BBB+    Baa1     13,750,000   MBNA America Bank N.A., 5.987% due
                                                 6/10/2004 (a)                                 13,537,838          13,578,538
                BBB+    A2        6,000,000   Mellon Capital I, 7.72% due 12/01/2026            6,000,000           6,357,780
                A       A3        5,250,000   Mellon Financial Co., 6.375% due
                                                 2/15/2010                                      5,258,138           5,494,545



Merrill Lynch Corporate Bond Fund, Inc., Investment Grade
Portfolio & Intermediate Term Portfolio
September 30, 1998


SCHEDULE OF INVESTMENTS (continued)
                S&P    Moody's     Face                                                                           Value
Industries     Rating   Rating    Amount                    Issue                             Cost              (Note 1a)

Bonds & Notes (continued)                                                                          Investment Grade Portfolio
Banking                                       NationsBank Corp.:
(concluded)     A+      Aa2     $ 6,000,000      5.75% due 3/15/2001                       $    5,979,480      $    6,083,400
                A       Aa3       1,300,000      6.50% due 8/15/2003                            1,336,075           1,357,642
                A+      Aa2       3,000,000      6.125% due 7/15/2004                           3,068,640           3,087,600
                A+      Aa2       7,750,000      6.375% due 5/15/2005                           7,876,223           8,042,873
                                              Norwest Corp.:
                AA-     Aa3       3,500,000      6.75% due 5/12/2000                            3,494,785           3,594,675
                A+      A1        5,000,000      6.625% due 3/15/2003                           5,104,650           5,245,250
                BBB+    A3       11,200,000   Washington Mutual Bank, 9.875% due
                                                 6/15/2001                                     12,414,640          12,398,288
                                                                                           --------------      --------------
                                                                                              160,330,017         164,970,271


Canadian        AA-     A1        2,500,000   Manitoba (Province of Canada), 5.50%
Provinces*                                       due 10/01/2008 (1)                             2,484,050           2,546,875
--0.7%                                        Province of Quebec (Canada)(1):
                A+      A2        6,000,000      8.80% due 4/15/2003                            6,774,360           6,823,440
                A+      A2        1,500,000      7.125% due 2/09/2024                           1,562,415           1,623,660
                                                                                           --------------      --------------
                                                                                               10,820,825          10,993,975


Finance--2.2%   A       A2        9,500,000   Beneficial Corporation, 6.80% due
                                                 9/16/2003                                      9,500,000          10,034,204
                A       Aa3       1,250,000   CIT Capital Trust I, 7.70% due 2/15/2027          1,244,300           1,350,551
                                              Commercial Credit Co.:
                A+      Aa3       5,000,000      6.45% due 7/01/2002                            5,009,800           5,192,650
                A+      Aa3       8,850,000      6.75% due 7/01/2007                            9,104,349           9,290,199
                A+      Aa3       1,800,000      6.25% due 1/01/2008                            1,836,846           1,823,940
                A-      Baa1      4,500,000   Finova Capital Corp., 6.45% due
                                                 6/01/2000                                      4,524,435           4,566,825
                                                                                           --------------      --------------
                                                                                               31,219,730          32,258,369


Finance--                                     Bear Stearns Companies, Inc.:
Other--8.1%     A       A2        2,000,000      6.50% due 7/05/2000                            1,996,360           2,023,640
                A       A2        2,000,000      6.75% due 5/01/2001                            1,993,680           2,052,100
                BBB-    Baa2      6,400,000   Commercial Net Lease Realty, 7.125%
                                                 due 3/15/2008                                  6,382,656           6,427,072
                A+      A1        3,500,000   Dean Witter, Discover & Co., 6.75% due
                                                 8/15/2000                                      3,486,805           3,569,475
                                              Donaldson, Lufkin & Jenrette Inc.:
                A-      A3       11,000,000      6.91% due 11/01/2005 (a)                      10,952,615          11,304,370
                A-      A3        3,500,000      6.50% due 6/01/2008                            3,485,475           3,484,775
                A       A2        7,500,000   Equitable Life Assurance Society of the
                                                 US, 7.70% due 12/01/2015 (b)                   7,448,310           8,297,692
                BBB-    Baa3      4,600,000   Hospitality Properties Trust, 7% due
                                                 3/01/2008                                      4,591,720           4,428,880
                                              Lehman Brothers Holdings, Inc.:
                A       Baa1      4,000,000      6.50% due 10/01/2002                           3,996,200           3,940,308
                A       Baa1      8,500,000      7.36% due 12/15/2003 (a)                       8,671,445           8,615,430
                AA      Aa2       3,950,000   MBIA, Inc., 7.15% due 7/15/2027                   3,940,322           4,338,048
                A+      A1        8,000,000   Morgan Stanley, Dean Witter, Discover & Co.,
                                                 6.09% due 3/09/2011                            7,998,720           8,134,560
                BBB+    Baa1      7,500,000   PaineWebber Group Inc., 7.99% due
                                                 6/09/2017                                      7,500,000           7,827,225
                A+      A2        5,300,000   Prudential Insurance Co., 6.375% due
                                                 7/23/2006 (b)                                  5,276,574           5,498,368
                                              Salomon Smith Barney Holdings, Inc.:
                A       Aa3      10,000,000      6.25% due 1/15/2005                            9,942,460          10,194,130
                A       Aa3       2,850,000      7.375% due 5/15/2007                           2,847,463           3,108,666
                BBB+    Baa1      1,000,000   Simon Debartolo Group, Inc., 6.75% due
                                                 6/15/2005 (b)                                    990,460           1,001,368
                BBB     Baa2      6,000,000   Spieker Properties LP, 7.35% due
                                                 12/01/2017                                     5,999,700           5,742,282
                BBB     Baa3      9,700,000   Storage USA Partnership, 7.45% due
                                                 7/01/2018                                      9,688,554           9,460,536


Merrill Lynch Corporate Bond Fund, Inc., Investment Grade
Portfolio & Intermediate Term Portfolio
September 30, 1998


SCHEDULE OF INVESTMENTS (continued)
                S&P    Moody's     Face                                                                           Value
Industries     Rating   Rating    Amount                    Issue                             Cost              (Note 1a)

Bonds & Notes (continued)                                                                          Investment Grade Portfolio
Finance--Other                                Travelers Corp. (The):
(concluded)     AA-     Aa2     $ 3,000,000      9.50% due 3/01/2002                       $    3,163,980      $    3,391,740
                AA-     Aa2       6,500,000      7.875% due 5/15/2025                           6,547,818           7,470,710
                                                                                           --------------      --------------
                                                                                              116,901,317         120,311,375


Industrial--    A+      A1        3,000,000   Anheuser-Busch Cos., Inc., 8.75% due
Consumer                                         12/01/1999                                     3,367,590           3,122,850
--4.0%          A       A3       10,000,000   Avon Products, Inc., 6.25% due 5/01/2018
                                                 (a)(b)                                         9,987,600          10,450,080
                BBB-    Baa3      2,500,000   Flowers Industries, Inc., 7.15% due
                                                 4/15/2028                                      2,486,750           2,419,625
                A+      A1        3,700,000   Hershey Foods Corporation, 6.95% due
                                                 8/15/2012                                      4,089,832           4,135,638
                                              Nabisco, Inc.:
                BBB     Baa2      9,000,000      6% due 2/15/2011                               8,997,750           8,997,840
                BBB     Baa2      4,000,000      7.55% due 6/15/2015                            3,988,860           3,973,960
                A       A1        5,670,000   PepsiCo, Inc., 5.75% due 1/02/2003                5,641,310           5,853,175
                                              Philip Morris Companies, Inc.:
                A       A2        9,500,000      9% due 1/01/2001                               9,698,815          10,207,845
                A       A2        5,000,000      6.15% due 3/15/2010 (a)                        4,997,400           5,037,850
                A       A2        5,000,000      7.75% due 1/15/2027                            5,361,500           5,412,300
                                                                                           --------------      --------------
                                                                                               58,617,407          59,611,163


Industrial--    AA      Aa2       4,075,000   BP America Inc., 9.375% due 11/01/2000            4,488,287           4,433,029
Energy--2.3%    BBB     Baa2      7,250,000   Occidental Petroleum Corp., 6.50% due
                                                 4/01/2005                                      7,208,675           7,384,052
                BBB+    A3       14,600,000   Sonat, Inc., 7% due 2/01/2018                    14,836,782          15,283,280
                A+      A1        5,750,000   Texaco Capital Inc., 8.625% due
                                                 11/15/2031                                     7,583,732           7,675,675
                                                                                           --------------      --------------
                                                                                               34,117,476          34,776,036


Industrial--                                  Applied Materials Inc.:
Manufacturing   BBB+    A3        5,000,000      6.75% due 10/15/2007                           4,996,750           5,184,950
--11.2%         BBB+    A3       13,000,000      7.125% due 10/15/2017                         12,911,080          13,144,690
                                              Ford Motor Credit Company:
                A       A1        5,000,000      8.20% due 2/15/2002                            5,328,850           5,428,200
                A       A1        5,000,000      8% due 6/15/2002                               5,286,350           5,457,150
                A       A1        5,000,000      7.50% due 6/15/2004                            5,140,200           5,501,950
                A       A1        1,000,000      7.75% due 3/15/2005                              999,090           1,122,760
                A       A1       10,000,000      5.787% due 8/27/2006 (a)                       9,993,068           9,999,400
                A       A1        7,000,000      8.90% due 1/15/2032                            8,650,180           8,958,040
                AAA     Aaa       4,305,000   General Electric Capital Corp., 8.50%
                                                 due 7/24/2008                                  5,228,853           5,338,415
                                              General Motors Acceptance Corp.:
                A-      A2        4,000,000      6.625% due 9/19/2002                           3,915,080           4,211,600
                A       A2        9,400,000      5.875% due 1/22/2003                           9,505,280           9,634,342
                A       A2       10,000,000      7.70% due 4/15/2016                           10,911,500          11,221,000
                BBB-    Baa2      5,000,000   Georgia-Pacific Group, 7.25% due 6/01/2028        4,975,150           4,945,450
                A-      Baa1      3,500,000   Goodrich B.F. Company (The), 7% due
                                                 4/15/2038                                      3,479,385           3,547,320
                AA      Aa2      11,000,000   Kimberly-Clark Corp., 6.375% due 1/01/2028       10,909,360          11,458,700
-               A-      Baa1      3,000,000   Lafarge Corporation, 6.875% due 7/15/2013         2,992,770           3,114,300
                BBB+    A3        5,000,000   Lockheed Martin Corp., 6.85% due 5/15/2001        4,995,950           5,195,050
                BBB+    A3       11,000,000   Loral Corporation, 8.375% due 6/15/2024          11,056,040          13,370,830
                A       A2        6,600,000   Lucent Technologies Inc., 6.50% due
                                                 1/15/2028                                      6,838,788           6,940,956
                                              Martin Marietta Corp.:
                BBB+    A3        6,500,000      6.50% due 4/15/2003                            6,539,845           6,799,910
                BBB+    A3        4,000,000      7.375% due 4/15/2013                           3,846,440           4,260,560
                A       A2        5,000,000   May Department Stores Co., 6.70% due
                                                 9/15/2028                                      4,979,700           5,161,300
                BBB     Baa1      2,750,000   Raytheon Co., 6.30% due 3/15/2005                 2,743,812           2,870,395
                BBB     Ba1      14,000,000   Seagate Technology, Inc., 7.125% due
                                                 3/01/2004                                     13,975,500          13,714,400
                                                                                           --------------      --------------
                                                                                              160,199,021         166,581,668


Merrill Lynch Corporate Bond Fund, Inc., Investment Grade
Portfolio & Intermediate Term Portfolio
September 30, 1998


SCHEDULE OF INVESTMENTS (continued)
                S&P    Moody's     Face                                                                           Value
Industries     Rating   Rating    Amount                    Issue                             Cost              (Note 1a)

Bonds & Notes (continued)                                                                          Investment Grade Portfolio
Industrial--    AAA     Aa1     $ 5,700,000   Abbott Laboratories, 5.40% due 9/15/2008     $    5,688,657      $    5,832,069
Services--      A       A2       10,000,000   Bass America, Inc., 8.125% due 3/31/2002         10,250,610          10,790,700
15.5%           A       A2        8,000,000   Carnival Cruise Lines, Inc., 7.70% due
                                                 7/15/2004                                      8,076,380           8,766,560
                BBB-    Baa3     10,000,000   Circus Circus Enterprises, Inc., 6.70%
                                                 due 11/15/2096                                 9,977,700           9,445,000
                A-      Baa1     11,000,000   Computer Associates International, Inc.,
                                                 6.375% due 4/15/2005 (b)                      10,941,810          11,233,178
                BBB     Baa1      5,000,000   Dillard's, Inc., 9.125% due 8/01/2011             6,054,000           6,165,350
                                              First Data Corporation:
                A       A2       11,500,000      6.75% due 7/15/2005                           11,911,930          12,228,180
                A       A2       10,000,000      6.375% due 12/15/2007                          9,974,300          10,434,500
                AAA     Aaa       7,000,000   Johnson & Johnson, 8.72% due 11/01/2024           7,057,420           8,458,660
                BBB-    Baa3     12,445,000   News American Holdings, Inc., 8.625% due
                                                 2/01/2003                                     13,585,486          13,808,350
                A       A2        5,750,000   Nordstrom, Inc., 6.95% due 3/15/2028              5,824,520           5,879,892
                                              Oracle Corporation:
                BBB+    Baa2      5,000,000      6.72% due 2/15/2004                            5,000,000           5,084,750
                BBB+    Baa2      4,000,000      6.91% due 2/15/2007                            4,000,000           4,191,800
                BBB-    Baa3     12,700,000   Royal Caribbean Cruises Ltd., 6.75% due
                                                 3/15/2008                                     12,620,404          12,927,965
                A-      A2        8,000,000   Sears, Roebuck & Co., 6.82% due 10/17/2002        8,016,320           8,473,360
                                              Service Corporation International:
                BBB+    Baa1      7,000,000      6.75% due 6/01/2001                            6,978,580           7,102,900
                BBB+    Baa1      8,500,000      7.20% due 6/01/2006                            8,263,700           9,163,340
                BBB+    Baa1      7,000,000      6.30% due 3/15/2020                            6,992,300           7,197,260
                BBB-    Baa3      8,980,000   TCI Communications, Inc., 8.75% due
                                                 8/01/2015                                     10,534,079          11,218,534
                                              Time Warner Entertainment Co.:
                BBB-    Baa2      6,000,000      10.15% due 5/01/2012                           7,356,180           8,111,460
                BBB-    Baa2      9,900,000      8.375% due 3/15/2023                          10,525,871          11,915,145
                AA      Aa2      14,345,000   Wal-Mart Stores, Inc., 8.50% due 9/15/2024       14,488,240          16,302,375
                                              Walt Disney Co.:
                A       A2        5,500,000      6.375% due 3/30/2001                           5,500,000           5,686,890
                A       A2       13,590,413      6.85% due 1/10/2007++(b)                      13,581,307          14,348,622
                BBB+    Baa3      5,350,000   Waste Management Inc., 7% due 7/15/2028           5,290,454           5,458,391
                                                                                           --------------      --------------
                                                                                              218,490,248         230,225,231


Industrial--    BBB     Baa2      9,000,000   Federal Express Corporation, 9.65% due           10,137,590          11,235,510
Transportation                                   6/15/2012
--2.1%                                        Southwest Airlines, Inc.:
                A-      A3       10,000,000      9.40% due 7/01/2001                           11,326,040          10,976,900
                A-      A3        2,000,000      8% due 3/01/2005                               1,989,220           2,220,060
                A-      A3        3,000,000      7.875% due 9/01/2007                           2,983,950           3,403,380
                BBB-    Baa3      4,000,000   Union Pacific Corp., 6.625% due 2/01/2008         3,964,880           4,139,080
                                                                                           --------------      --------------
                                                                                               30,401,680          31,974,930


Mortgage-       BBB     Baa2     11,000,000   DLJ Commercial Mortgage Corp.,
Backed                                           6.91% due 5/10/2010                           11,115,156          11,127,193
Securities++                                  Federal Home Loan Mortgage Corp.:
--4.5%          AAA     Aaa       2,000,000      6% due 6/15/2023                               1,989,375           2,069,360
                AAA     Aaa       2,000,000      6.35% due 9/15/2023                            2,022,734           2,098,740
                AAA     Aaa       6,495,173   Federal National Mortgage Association,
                                                 6.452% due 12/25/2012                          6,511,411           6,596,660
                AAA     Aaa      11,000,000   Government National Mortgage Association,
                                                 6.375% due 11/20/2026                         10,915,781          11,419,320
                NR+++   A2        8,500,000   Mortgage Capital Funding, 6.726% due
                                                 6/18/2008                                      8,585,000           8,697,227


Merrill Lynch Corporate Bond Fund, Inc., Investment Grade
Portfolio & Intermediate Term Portfolio
September 30, 1998


SCHEDULE OF INVESTMENTS (continued)
                S&P    Moody's     Face                                                                           Value
Industries     Rating   Rating    Amount                    Issue                             Cost              (Note 1a)

Bonds & Notes (continued)                                                                          Investment Grade Portfolio
Mortgage-Backed                               Nomura Asset Securities Corp., Series
Securities                                    1998-D6:
(concluded)     AAA     Aaa     $ 8,226,741      Class A1A, 6.28% due 3/15/2030            $    8,270,445      $    8,668,928
                AAA     Aaa      10,000,000      Class A1B, 6.59% due 3/15/2030                10,153,125          10,643,750
                AAA     Aaa       5,680,589      Class A2, 6.769% due 3/17/2028 (a)             5,781,996           6,269,268
                                                                                           --------------      --------------
                                                                                               65,345,023          67,590,446


Utilities--     A-      A2        8,700,000   ALLTEL Corporation, 6.75% due 9/15/2005           8,566,020           9,450,375
Communications  AA      Aa1       6,350,000   Bell Telephone Company of Pennsylvania,
--5.6%                                           7.375% due 7/15/2007                           7,090,029           7,203,884
                A       A3        4,650,000   Frontier Corporation, 6% due 10/15/2003 (a)       4,643,676           4,727,841
                AA-     A2        9,500,000   GTE California, Inc., 8.07% due 4/15/2024        10,152,935          10,925,855
                                              GTE Corp.:
                A       Baa1      7,500,000      9.375% due 12/01/2000                          8,235,170           8,138,250
                A       Baa1      3,600,000      6.84% due 4/15/2018                            3,700,728           3,807,216
                                              Southwestern Bell Telecommunications Corp.:
                AA      Aa3       2,000,000      6.125% due 3/01/2000                           2,011,250           2,027,440
                AA      Aa3       5,000,000      6.375% due 11/15/2007                          5,023,800           5,407,300
                A-      A3       11,400,000   US West Capital Funding Inc., 6.875% due
                                                 7/15/2028                                     11,590,870          12,084,798
                                              WorldCom Inc.:
                BBB+    Baa2     11,000,000      7.75% due 4/01/2007                           11,977,665          12,567,940
                BBB+    Baa2      6,000,000      6.95% due 8/15/2028                            5,943,900           6,321,360
                                                                                           --------------      --------------
                                                                                               78,936,043          82,662,259


Utilities--     AAA     Aaa       5,850,000   Cleveland Electric/Toledo Edison (Class B),
Electric--6.1%                                   7.13% due 7/01/2007                            6,137,176           6,696,904
                BBB-    Baa3      5,000,000   Commonwealth Edison Co., 6.95% due
                                                 7/15/2018                                      4,978,600           5,123,695
                A+      A1        9,115,000   Consolidated Edison Inc., 6.25% due
                                                 2/01/2008                                      9,115,000           9,670,195
                BBB+    Baa3      5,000,000   Consumers Energy Company, 6.375% due
                                                 2/01/2008                                      4,951,650           5,137,660
                AA+     Aa1       3,700,000   Emerson Electric Co., 5.50% due 9/15/2008         3,690,417           3,722,496
                A       A1       10,000,000   Mississippi Power Co., 6.05% due 5/01/2003       10,224,800          10,535,600
                AA-     A1        8,000,000   Pacific Gas and Electric Company, 6.25%
                                                 due 8/01/2003                                  8,149,200           8,372,400
                A-      A3        3,000,000   Pennsylvania Power & Light Resources Inc.,
                                                 6.125% due 5/01/2006 (a)                       2,998,200           3,080,880
                A-      A3       10,000,000   Public Service Electric & Gas Co., 6.50%
                                                 due 6/01/2000                                  9,995,705          10,191,100
                AA-     A1        5,000,000   TECO Energy, Inc., 9.27% due 6/12/2000            5,000,000           5,343,700
                                              Texas Utilities Electric Company:
                AAA     NR+++     6,971,000      6.375% due 10/01/2004                          6,995,198           6,975,127
                BBB     Baa2      5,000,000      8.175% due 1/30/2037                           5,000,000           5,151,500
                A       A2        8,500,000   Virginia Electric & Power Co., 8.625% due
                                                 10/01/2024                                     8,377,160          10,064,680
                                                                                           --------------      --------------
                                                                                               85,613,106          90,065,937


Yankee          AA-     Aa2       6,000,000   ABN AMRO Holding N.V., 7.125% due
Corporates*--                                    6/18/2007 (2)                                  5,997,060           6,472,560
8.2%                                          AmVescap PLC (2):
                BBB     A3        3,000,000      6.375% due 5/15/2003                           2,994,570           3,088,683
                BBB     A3        9,000,000      6.60% due 5/15/2005                            8,986,894           9,329,841
                A+      A1        6,000,000   Australia & New Zealand Banking Group
                                                 Ltd., 7.55% due 9/15/2006 (2)                  5,990,880           6,465,180
                BBB+    A2        7,500,000   Banco Central Hispanoamercano S.A.
                                                 (Cayman Islands), 7.70% due
                                                 7/15/2006 (2)                                  7,973,775           7,941,300


Merrill Lynch Corporate Bond Fund, Inc., Investment Grade
Portfolio & Intermediate Term Portfolio
September 30, 1998


SCHEDULE OF INVESTMENTS (concluded)
                S&P    Moody's     Face                                                                           Value
Industries     Rating   Rating    Amount                    Issue                             Cost              (Note 1a)

Bonds & Notes (concluded)                                                                          Investment Grade Portfolio
Yankee          BBB     Baa2    $ 5,550,000   Canadian National Railway Co., 6.90%
Corporates                                       due 7/15/2028 (3)                         $    5,526,135      $    5,692,413
(concluded)                                   Enersis S.A. (3):
                A-      Baa1      2,500,000      6.90% due 12/01/2006                           2,493,550           2,115,475
                A-      Baa1      4,000,000      6.60% due 12/01/2026                           3,992,400           3,558,920
                                              Fairfax Financial Holdings Ltd. (2):
                BBB+    Baa3        300,000      7.375% due 4/15/2018                             299,346             292,593
                BBB+    Baa3      9,800,000      7.75% due 7/15/2037 (b)                        9,751,098           9,771,913
                                              Ford Capital B.V. (2):
                A       A1       10,000,000      9.875% due 5/15/2002                          10,531,200          11,450,700
                A       A1        3,995,000      9.50% due 6/01/2010                            4,430,215           5,283,627
                A       Aa3       2,000,000   Midland Bank PLC, 7.625% due 6/15/2006 (2)        1,995,240           2,189,460
                A       A2        6,500,000   Norsk Hydro A/S, 6.70% due 1/15/2018 (3)          6,466,720           6,597,883
                BBB+    A3        1,500,000   Philips Electronics N.V., 7.75% due
                                                 4/15/2004 (3)                                  1,602,615           1,635,300
                BBB+    Baa3      2,000,000   Saga Petroleum ASA, 7.25% due 9/23/2027 (3)       1,979,980           1,807,440
                A+      Aa3       4,000,000   Sony Corp., 6.125% due 3/04/2003 (3)              3,991,520           4,114,320
                AA+     Aa1      15,500,000   Swiss Bank Corp.--New York, 7.375%
                                                 due 6/15/2017 (2)                             16,581,680          16,234,855
                A-      A2        6,000,000   Trans-Canada Pipelines Ltd., 6.49% due
                                                 1/21/2009 (3)                                  6,000,000           6,242,160
                A-      Baa1     10,500,000   Tyco International Group S.A., 7% due
                                                 6/15/2028 (3)                                 10,424,295          10,986,360
                                                                                           --------------      --------------
                                                                                              118,009,173         121,270,983


Yankee          AA-     Aa3       8,200,000   Ontario (Province of Canada), 5.50%
Sovereign*                                       due 10/01/2008 (1)                             8,151,456           8,338,498
--0.6%

                                              Total Investments in Bonds & Notes--96.8%     1,390,343,218       1,439,774,059


Short-Term Securities

Repurchase                       29,650,000   HSBC Securities Inc., purchased on
Agreements**--2.0%                               9/30/1998 to yield 5.50% to 10/01/1998        29,650,000          29,650,000

                                              Total Investments in Short-Term
                                              Securities--2.0%                                 29,650,000          29,650,000


Total Investments--98.8%                                                                   $1,419,993,218       1,469,424,059
                                                                                           ==============
Other Assets Less Liabilities--1.2%                                                                                17,241,549
                                                                                                               --------------
Net Assets--100.0%                                                                                             $1,486,665,608
                                                                                                               ==============


  *Corresponding industry groups for foreign securities which are denominated in US dollars:
(1)Government Entity; Guaranteed by the Province.
(2)Financial Institution.
(3)Industrial.
 **Repurchase Agreements are fully collateralized by US Government and Agency Obligations.
 ++Subject to principal paydowns.
(a)Floating Rate Note.
(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
+++Not Rated.
   Ratings of issues shown have not been audited by Deloitte & Touche
   LLP.

See Notes to Financial Statements.


Merrill Lynch Corporate Bond Fund, Inc., Investment Grade
Portfolio & Intermediate Term Portfolio
September 30, 1998


SCHEDULE OF INVESTMENTS
                S&P    Moody's      Face                                                                           Value
Industries     Rating   Rating     Amount                 Issue                                 Cost             (Note 1a)

Bonds & Notes                                                                                     Intermediate Term Portfolio
US Government                                 United States Treasury Bonds & Notes:
Obligations     AAA     Aaa     $ 5,000,000      6.50% due 5/31/2002                       $    5,303,125      $    5,357,050
--8.6%          AAA     Aaa       1,500,000      5.375% due 6/30/2003                           1,546,055           1,568,670
                AAA     Aaa       4,000,000      5.25% due 8/15/2003                            4,115,937           4,178,760
                AAA     Aaa       3,500,000      5.875% due 2/15/2004                           3,641,641           3,748,815
                AAA     Aaa       6,800,000      7.25% due 5/15/2004                            7,486,375           7,755,196
                AAA     Aaa       6,500,000      7.25% due 8/15/2004                            7,337,383           7,447,570
                AAA     Aaa       1,500,000      6.50% due 5/15/2005                            1,590,469           1,680,705
                AAA     Aaa       9,500,000      5.625% due 5/15/2008                          10,222,969          10,390,625
                                                                                           --------------      --------------
                                                                                               41,243,954          42,127,391


Asset-Backed    NR+++   Baa2      3,500,000   Bistro Trust 1998--1000, 6.58% due
Securities++                                     3/26/2001 (a)                                  3,499,860           3,566,850
--4.1%          AAA     Aaa       2,000,000   First Bank, Corporate Card Master Trust,
                                                 6.40% due 2/15/2003                            1,997,545           2,074,242
                B       B3       10,000,000   Spinnaker Industries, Inc., 6.644% due
                                                 5/01/2001 (b)                                 10,000,000           9,965,000
                BBB+    Baa1      5,000,000   York Funding Ltd., 6.687% due 6/15/2005 (b)       5,000,000           4,550,000
                                                                                           --------------      --------------
                                                                                               20,497,405          20,156,092


Banking--       BBB+    A3        4,000,000   BB&T Corporation, 7.25% due 6/15/2007             3,981,320           4,346,200
13.5%           A       A2        3,500,000   Bank of New York Company, Inc. (The),
                                                 7.875% due 11/15/2002                          3,873,450           3,813,005
                                              BankAmerica Corp.:
                A       A1        4,000,000      7.50% due 10/15/2002                           4,268,880           4,287,880
                A+      Aa2       3,000,000      7.125% due 5/12/2005                           2,956,500           3,238,770
                A       A1        9,000,000   First Chicago Corp., 9% due 6/15/1999             9,548,820           9,211,230
                A-      A3        1,000,000   HSBC Americas Inc., 7% due 11/01/2006               991,600           1,059,120
                A-      A2        2,800,000   Key Bank USA N.A., 7.55% due 9/15/2006            3,039,316           3,133,984
                BBB+    Baa1      4,000,000   MBNA America Bank N.A., 5.987% due
                                                 6/10/2004 (b)                                  3,938,280           3,950,120
                A       A3        6,000,000   Mellon Financial Co., 6.875% due
                                                 3/01/2003                                      5,483,220           6,360,720
                                              NationsBank Corp.:
                A+      Aa2       2,000,000      5.75% due 3/15/2001                            1,993,160           2,027,800
                A+      Aa2      11,500,000      6.65% due 4/09/2002                           11,423,540          12,030,610
                                              Norwest Corp.:
                AA-     Aa3       2,000,000      6.125% due 10/15/2000                          1,996,440           2,042,260
                A+      A1        1,000,000      6.625% due 3/15/2003                           1,003,060           1,049,050
                BBB+    A3        9,000,000   Washington Mutual Bank, 7.25% due
                                                 8/15/2005                                      8,930,520           9,724,860
                                                                                           --------------      --------------
                                                                                               63,428,106          66,275,609


Canadian        A+      A2        5,000,000   Province of Quebec (Canada), 8.80% due
Provinces*--1.2%                                 4/15/2003 (1)                                  5,538,670           5,686,200


Finance--3.3%   A       A2        9,250,000   Beneficial Corporation, 6.80% due 9/16/2003       9,250,000           9,770,146
                A+      Aa3       1,000,000   CIT Group Holdings, Inc., 6.625% due
                                                 6/15/2005                                      1,003,390           1,073,060
                                              Commercial Credit Co.:
                A+      Aa3       3,000,000      6.45% due 7/01/2002                            3,005,880           3,115,590
                A+      Aa3       2,080,000      6.25% due 1/01/2008                            2,122,578           2,107,664
                                                                                           --------------      --------------
                                                                                               15,381,848          16,066,460


Merrill Lynch Corporate Bond Fund, Inc., Investment Grade
Portfolio & Intermediate Term Portfolio
September 30, 1998


SCHEDULE OF INVESTMENTS (continued)
                S&P    Moody's      Face                                                                           Value
Industries     Rating   Rating     Amount                 Issue                                 Cost             (Note 1a)

Bonds & Notes (continued)                                                                         Intermediate Term Portfolio
Finance--       BBB-    Baa2     $5,000,000   Centerpoint Properties Corporation,
Other--5.6%                                      6.75% due 4/01/2005                       $    4,978,150      $    4,965,450
                BBB-    Baa2      5,000,000   Commercial Net Lease Realty, 7.125%
                                                 due 3/15/2008                                  4,986,450           5,021,150
                BBB-    Baa3      4,250,000   Hospitality Properties Trust, 7% due
                                                 3/01/2008                                      4,242,350           4,091,900
                                              Salomon Smith Barney Holdings, Inc.:
                A       Aa3       2,000,000      6.50% due 3/01/2000                            2,000,000           2,030,160
                A       Aa3       4,000,000      6.25% due 1/15/2005                            3,991,240           4,077,652
                A       Aa3       1,000,000      7.375% due 5/15/2007                             999,110           1,090,760
                BBB+    Baa1      4,000,000   Simon Debartolo Group, Inc., 6.75%
                                                 due 6/15/2005 (a)                              3,961,840           4,005,472
                AA-     Aa2       2,000,000   Travelers Corp. (The), 9.50% due 3/01/2002        2,168,400           2,261,160
                                                                                           --------------      --------------
                                                                                               27,327,540          27,543,704


Industrial--                                  Anheuser-Busch Cos., Inc.:
Consumer        A+      A1        5,481,000      8.75% due 12/01/1999                           6,189,909           5,705,447
Goods--6.8%     A+      A1        2,800,000      5.65% due 9/15/2008                            2,790,508           2,829,624
                A       A3        2,000,000   Avon Products, Inc., 6.25% due
                                                 5/01/2018 (a)(b)                               1,997,520           2,090,016
                                              Nabisco, Inc.:
                BBB     Baa2      5,000,000      6.70% due 6/15/2002                            4,997,050           5,106,750
                BBB     Baa2      3,000,000      6.85% due 6/15/2005                            2,994,300           3,045,810
                BBB     Baa2      6,000,000      6% due 2/15/2011                               5,998,500           5,998,560
                                              Philip Morris Companies, Inc.:
                A       A2        3,500,000      9% due 1/01/2001                               3,576,195           3,760,785
                A       A2        5,000,000      6.15% due 3/15/2010 (b)                        4,997,400           5,037,850
                                                                                           --------------      --------------
                                                                                               33,541,382          33,574,842


Industrial--    BBB-    Baa2      9,500,000   KN Energy, Inc., 6.80% due 3/01/2008              9,605,355           9,790,415
Energy--4.4%    BBB     Baa2      3,000,000   Occidental Petroleum Corp., 6.50% due
                                                 4/01/2005                                      2,982,900           3,055,470
                A+      A1        2,000,000   Texaco Capital Inc., 9% due 12/15/1999            2,342,460           2,093,840
                BBB     Baa2      6,000,000   Ultramar Credit Corp., 8.625% due
                                                 7/01/2002                                      6,521,940           6,551,820
                                                                                           --------------      --------------
                                                                                               21,452,655          21,491,545


Industrial--    A       A2        3,000,000   AlliedSignal, Inc., 6.20% due 2/01/2008           2,995,980           3,138,330
Manufacturing--                               Applied Materials Inc.:
12.7%           BBB+    A3        4,000,000      6.65% due 9/05/2000                            4,000,000           4,111,000
                BBB+    A3        4,300,000      6.75% due 10/15/2007                           4,297,205           4,459,057
                BBB     Ba1       3,000,000   Blount Inc., 7% due 6/15/2005                     2,968,650           3,047,550
                A       A1        2,700,000   Ford Motor Credit Company, 5.787% due
                                                 8/27/2006 (b)                                  2,698,128           2,699,838
                AAA     Aaa       8,500,000   General Electric Capital Corp., 8.50%
                                                 due 7/24/2008                                 10,324,100          10,540,425
                                              General Motors Acceptance Corp.:
                A       A2        3,000,000      6.625% due 10/01/2002                          2,994,600           3,154,260
                A       A2        2,000,000      9% due 10/15/2002                              2,213,880           2,257,760
                A       A2        5,000,000   General Motors Corporation, 6.375%
                                                 due 5/01/2008                                  5,132,550           5,300,450
                A-      Baa1      3,500,000   Lafarge Corporation, 6.375% due 7/15/2005         3,495,905           3,581,585
                BBB+    A3        8,000,000   Lockheed Martin Corp., 6.85% due 5/15/2001        8,018,810           8,312,080
                                              Raytheon Co.:
                BBB     Baa1      2,750,000      5.95% due 3/15/2001                            2,746,617           2,797,108
                BBB     Baa1      5,000,000      6.45% due 8/15/2002                            5,173,850           5,200,900
                BBB     Ba1       4,000,000   Seagate Technology, Inc., 7.125% due
                                                 3/01/2004                                      3,993,000           3,918,400
                                                                                           --------------      --------------
                                                                                               61,053,275          62,518,743



Merrill Lynch Corporate Bond Fund, Inc., Investment Grade
Portfolio & Intermediate Term Portfolio
September 30, 1998



SCHEDULE OF INVESTMENTS (continued)
                S&P    Moody's      Face                                                                           Value
Industries     Rating   Rating     Amount                 Issue                                 Cost             (Note 1a)

Bonds & Notes (continued)                                                                         Intermediate Term Portfolio
Industrial--    A       A2     $  3,000,000   Bass America, Inc., 6.625% due 3/01/2003     $    2,825,520      $    3,126,690
Services--      A       A2        6,000,000   Carnival Cruise Lines, Inc., 7.70% due
13.7%                                            7/15/2004                                      5,952,060           6,574,920
                BBB-    Baa3      4,000,000   Comcast Cable Communications Company,
                                                 8.375% due 5/01/2007                           4,060,680           4,698,256
                A-      Baa1      4,000,000   Computer Associates International, Inc.,
                                                 6.25% due 4/15/2003                            3,992,480           4,058,960
                BBB     Baa1      8,500,000   Dillard's, Inc., 6.08% due 8/01/2010 (b)          8,498,810           8,641,015
                BBB     Baa3      5,000,000   HEALTHSOUTH Corporation, 7% due
                                                 6/15/2008 (a)                                  4,952,500           5,002,235
                BBB-    Baa3      4,000,000   News American Holdings, Inc., 8.625% due
                                                 2/01/2003                                      4,286,440           4,438,200
                BBB+    Baa2      1,000,000   Oracle Corporation, 6.91% due 2/15/2007           1,000,000           1,047,950
                                              Service Corporation International:
                BBB+    Baa1      1,000,000      6.75% due 6/01/2001                              996,940           1,014,700
                BBB+    Baa1      2,000,000      6.30% due 3/15/2020                            1,997,800           2,056,360
                                              TCI Communications, Inc.:
                BBB-    Baa3      3,000,000      8.65% due 9/15/2004                            3,099,270           3,461,010
                BBB-    Baa3      5,500,000      8% due 8/01/2005                               5,561,380           6,285,510
                BBB-    Baa2      5,000,000   Time Warner Entertainment Co., 9.625%
                                                 due 5/01/2002                                  5,586,000           5,662,500
                BBB-    Baa3      5,000,000   Turner Broadcasting System, Inc.
                                                 (Class B), 7.40% due 2/01/2004                 5,108,150           5,422,400
                A       A2        4,455,873   Walt Disney Co., 6.85% due 1/10/2007++
                                                 (a)(b)                                         4,452,888           4,704,466
                BBB+    Baa3      1,000,000   Waste Management, Inc., 6.125% due
                                                 7/15/2001                                        997,950           1,022,247
                                                                                           --------------      --------------
                                                                                               63,368,868          67,217,419


Industrial--                                  Southwest Airlines, Inc.:
Transportation  A-      A3        6,500,000      9.40% due 7/01/2001                            7,564,180           7,134,985
--1.9%          A-      A3        1,000,000      8% due 3/01/2005                                 994,610           1,110,030
                BBB-    Baa3      1,000,000   Union Pacific Corp., 6.625% due 2/01/2008           991,220           1,034,770
                                                                                           --------------      --------------
                                                                                                9,550,010           9,279,785


Mortgage-       NR+++   Aaa       4,000,000   Federal National Mortgage Association,
Backed                                           6% due 5/15/2008                               4,114,160           4,310,720
Securities++
--0.9%


Utilities--     A       Baa1      5,000,000   360 Communications Co., 7.50% due
Communications                                   3/01/2006                                      5,170,100           5,606,450
--6.7%          A-      A2        4,000,000   ALLTEL Corporation, 6.75% due 9/15/2005           3,938,400           4,345,000
                AA      Aa1       2,500,000   Bell Telephone Company of Pennsylvania,
                                                 7.375% due 7/15/2007                           2,791,350           2,836,175
                A       A3        3,000,000   Frontier Corporation, 6% due 10/15/2013 (b)       2,995,920           3,050,220
                A       Baa1      1,000,000   GTE Corp., 9.375% due 12/01/2000                  1,090,310           1,085,100
                                              Southwestern Bell Telecommunications
                                                 Corp.:
                AA      Aa3       1,000,000      6.50% due 3/12/2003                            1,009,780           1,058,560
                AA      Aa3       2,200,000      6.625% due 4/01/2005                           2,108,590           2,356,090
                BBB+    Baa2     11,000,000   WorldCom Inc., 7.75% due 4/01/2007               11,756,720          12,567,940
                                                                                           --------------      --------------
                                                                                               30,861,170          32,905,535


Utilities--     A-      Baa1      4,000,000   Arizona Public Service Company, 6.75%
Electric--                                       due 11/15/2006                                 3,905,840           4,239,120
5.3%            AAA     Aaa       3,000,000   Cleveland Electric/Toledo Edison
                                                 (Class B), 7.13% due 7/01/2007                 3,147,270           3,434,310
                BBB+    Baa3      9,000,000   Consumers Energy Company, 6.375% due
                                                 2/01/2008                                      8,912,970           9,247,788
                A       A1        4,000,000   Mississippi Power Co., 6.05% due 5/01/2003        4,089,920           4,214,240



Merrill Lynch Corporate Bond Fund, Inc., Investment Grade
Portfolio & Intermediate Term Portfolio
September 30, 1998



SCHEDULE OF INVESTMENTS (continued)
                S&P    Moody's      Face                                                                           Value
Industries     Rating   Rating     Amount                 Issue                                 Cost             (Note 1a)

Bonds & Notes (continued)                                                                         Intermediate Term Portfolio
Utilities--     AA-     A1      $ 1,500,000   Pacific Gas and Electric Company,
Electric                                         6.25% due 8/01/2003                       $    1,527,975      $    1,569,825
(concluded)     A-      A3        1,000,000   Pennsylvania Power & Light Resources
                                                 Inc., 6.125% due 5/01/2006 (b)                   999,400           1,026,960
                A-      A3        2,000,000   Public Service Electric & Gas Co., 6.50%
                                                 due 6/01/2000                                  1,999,120           2,038,220
                                                                                           --------------      --------------
                                                                                               24,582,495          25,770,463


Yankee          BBB-    Baa3      3,000,000   Abitibi-Consolidated Inc., 6.95% due
Corporates*--                                    4/01/2008 (3)                                  2,994,180           2,987,220
7.1%                                          AmVescap PLC (2):
                BBB     A3        2,000,000      6.375% due 5/15/2003                           1,996,380           2,059,122
                BBB     A3        2,000,000      6.60% due 5/15/2005                            1,997,087           2,073,298
                BBB+    A2        5,000,000   Banco Central Hispanoamercano S.A.
                                                 (Cayman Islands), 7.70% due
                                                 7/15/2006 (2)                                  5,315,850           5,294,200
                A-      Baa1      1,500,000   Enersis S.A., 6.90% due 12/01/2006 (3)            1,496,130           1,269,285
                A       A1        2,000,000   Ford Capital B.V., 9.875% due
                                                 5/15/2002 (2)                                  2,300,380           2,290,140
                BBB-    Ba2       3,000,000   Gruma S.A. de C.V., 7.625% due
                                                 10/15/2007 (3)                                 2,994,960           2,460,000
                AAA     Aaa       2,000,000   International Bank for Reconstruction &
                                                 Development, 5.625% due 3/17/2003 (2)          1,993,300           2,061,460
                BBB+    A3        2,650,000   Philips Electronics N.V., 7.75% due
                                                 4/15/2004 (3)                                  2,831,286           2,889,030
                A-      A2        5,000,000   Trans-Canada Pipelines Ltd., 6.43% due
                                                 3/15/2029 (3)                                  5,000,000           5,170,300
                BBB+    Baa2      6,000,000   WPP Finance (USA) Corp., 6.625% due
                                                 7/15/2005 (2)                                  5,958,540           6,138,444
                                                                                           --------------      --------------
                                                                                               34,878,093          34,692,499


Yankee          AA-     Aa3       3,000,000   Ontario (Province of Canada), 5.50%
Sovereign*--                                     due 10/01/2008 (1)                             2,982,240           3,050,670
0.6%

                                              Total Investments in Bonds & Notes--96.4%       459,801,871         472,667,677


Short-Term Securities


Repurchase                       14,978,000   HSBC Securities Inc., purchased on
Agreements**--                                   9/30/1998 to yield 5.50% to 10/01/1998        14,978,000          14,978,000
3.1%

                                              Total Investments in
                                              Short-Term Securities--3.1%                      14,978,000          14,978,000


Total Investments--99.5%                                                                   $  474,779,871         487,645,677
                                                                                           ==============
Other Assets Less Liabilities--0.5%                                                                                 2,623,188
                                                                                                               --------------
Net Assets--100.0%                                                                                             $  490,268,865
                                                                                                               ==============

  *Corresponding industry groups for foreign securities which are denominated in US dollars:
(1)Government Entity; Guaranteed by the Province.
(2)Financial Institution.
(3)Industrial.
 **Repurchase Agreements are fully collateralized by US Government and Agency Obligations.
 ++Subject to principal paydowns.
+++Not rated.
(a)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b)Floating Rate Note.
   Ratings of issues shown have not been audited by Deloitte & Touche
   LLP.

See Notes to Financial Statements.



Merrill Lynch Corporate Bond Fund, Inc., Investment Grade
Portfolio & Intermediate Term Portfolio
September 30, 1998



FINANCIAL INFORMATION

Statements of Assets and Liabilities as of September 30, 1998
                                                                                           Investment      Intermediate
                                                                                        Grade Portfolio   Term Portfolio
Assets:             Investments, at value* (Note 1a)                                     $1,469,424,059   $  487,645,677
                    Cash                                                                        369,076               --
                    Receivables:
                      Interest                                                               22,990,958        7,902,122
                      Capital shares sold                                                     7,370,298          669,440
                      Securities sold                                                         4,713,780               --
                      Loaned securities (Note 5)                                                  4,218               --
                    Prepaid registration fees and other assets (Note 1f)                         25,685           20,903
                                                                                         --------------   --------------
                    Total assets                                                          1,504,898,074      496,238,142
                                                                                         --------------   --------------

Liabilities:        Payables:
                      Securities purchased                                                    8,151,456        2,982,240
                      Capital shares redeemed                                                 5,262,227        1,409,927
                      Dividends to shareholders (Note 1g)                                     3,377,936        1,000,491
                      Investment adviser (Note 2)                                               432,023          141,092
                      Distributor (Note 2)                                                      477,830           81,195
                    Accrued expenses and other liabilities                                      530,994          354,332
                                                                                         --------------   --------------
                    Total liabilities                                                        18,232,466        5,969,277
                                                                                         --------------   --------------

Net Assets:         Net assets                                                           $1,486,665,608   $  490,268,865
                                                                                         ==============   ==============

Net Assets          Class A Common Stock, $.10 par value++                               $    5,097,890   $    1,696,469
Consist of:         Class B Common Stock, $.10 par value++++                                  5,816,708        1,508,597
                    Class C Common Stock, $.10 par value++++++                                  657,195           40,864
                    Class D Common Stock, $.10 par value++++++++                              1,045,070          898,524
                    Paid-in capital in excess of par                                      1,450,964,566      480,873,765
                    Accumulated realized capital losses on investments--net
                    (Note 6)                                                                 (6,840,481)      (5,870,447)
                    Accumulated distributions in excess of realized capital
                    gains on investments--net (Note 1g)                                     (19,506,181)      (1,744,713)
                    Unrealized appreciation on investments--net                              49,430,841       12,865,806
                                                                                         --------------   --------------
                    Net assets                                                           $1,486,665,608   $  490,268,865
                                                                                         ==============   ==============

Net Asset           Class A:   Net assets                                                $  600,655,063   $  200,679,008
Value:                                                                                   ==============   ==============
                               Shares outstanding                                            50,978,895       16,964,688
                                                                                         ==============   ==============
                               Net asset value and redemption price per share            $        11.78   $        11.83
                                                                                         ==============   ==============
                    Class B:   Net assets                                                $  685,344,569   $  178,463,442
                                                                                         ==============   ==============
                               Shares outstanding                                            58,167,078       15,085,969
                                                                                         ==============   ==============
                               Net asset value and redemption price per share            $        11.78   $        11.83
                                                                                         ==============   ==============
                    Class C:   Net assets                                                $   77,463,550   $    4,832,373
                                                                                         ==============   ==============
                               Shares outstanding                                             6,571,952          408,636
                                                                                         ==============   ==============
                               Net asset value and redemption price per share            $        11.79   $        11.83
                                                                                         ==============   ==============
                    Class D:   Net assets                                                $  123,202,426   $  106,294,042
                                                                                         ==============   ==============
                               Shares outstanding                                            10,450,702        8,985,243
                                                                                         ==============   ==============
                               Net asset value and redemption price per share            $        11.79   $        11.83
                                                                                         ==============   ==============

                  *Identified cost                                                       $1,419,993,218   $  474,779,871
                                                                                         ==============   ==============
                 ++Authorized shares--Class A                                               250,000,000      100,000,000
                                                                                         ==============   ==============
               ++++Authorized shares--Class B                                               250,000,000       50,000,000
                                                                                         ==============   ==============
              ++++++Authorized shares--Class C                                              100,000,000       50,000,000
                                                                                         ==============   ==============
            ++++++++Authorized shares--Class D                                              100,000,000       50,000,000
                                                                                         ==============   ==============

                    See Notes to Financial Statements.



Merrill Lynch Corporate Bond Fund, Inc., Investment Grade
Portfolio & Intermediate Term Portfolio
September 30, 1998



FINANCIAL INFORMATION (continued)

Statements of Operations for the Year Ended September 30, 1998
                                                                                           Investment       Intermediate
                                                                                             Grade             Term
                                                                                           Portfolio         Portfolio
Investment          Interest and discount earned                                         $   87,328,380   $   29,750,301
Income              Loaned securities                                                           262,117           95,159
(Note 1e):                                                                               --------------   --------------
                    Total income                                                             87,590,497       29,845,460
                                                                                         --------------   --------------

Expenses:           Investment advisory fees (Note 2)                                         4,551,338        1,541,245
                    Account maintenance and distribution fees--Class B (Note 2)               4,348,083          771,948
                    Transfer agent fees--Class B (Note 2)                                     1,176,741          429,440
                    Transfer agent fees--Class A (Note 2)                                     1,009,629          491,350
                    Account maintenance and distribution fees--Class C (Note 2)                 443,418           10,574
                    Transfer agent fees--Class D (Note 2)                                       165,624          229,418
                    Account maintenance fees--Class D (Note 2)                                  225,932           86,740
                    Printing and shareholder reports                                            127,038           43,413
                    Registration fees (Note 1f)                                                  98,889           61,370
                    Transfer agent fees--Class C (Note 2)                                       113,542            6,192
                    Accounting services (Note 2)                                                 75,981           34,351
                    Custodian fees                                                               67,498           39,990
                    Professional fees                                                            20,297            8,170
                    Pricing fees (Note 2)                                                        11,510            7,873
                    Directors' fees and expenses                                                  5,161            1,833
                    Other                                                                        16,815            6,338
                                                                                         --------------   --------------
                    Total expenses                                                           12,457,496        3,770,245
                                                                                         --------------   --------------
                    Investment income--net                                                   75,133,001       26,075,215
                                                                                         --------------   --------------

Realized &          Realized gain on investments--net                                        12,258,526        3,775,926
Unrealized          Change in unrealized appreciation on investments--net                    32,346,813        9,218,836
Gain on                                                                                  --------------   --------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                 $  119,738,340   $   39,069,977
(Notes 1c, 1e & 3):                                                                      ==============   ==============


                    See Notes to Financial Statements.



Merrill Lynch Corporate Bond Fund, Inc., Investment Grade
Portfolio & Intermediate Term Portfolio
September 30, 1998


FINANCIAL INFORMATION (continued)


Statements of Changes in Net Assets                                                        Investment Grade Portfolio
                                                                                               For the Year Ended
                                                                                                 September 30,
Increase (Decrease) in Net Assets:                                                            1998             1997
Operations:         Investment income--net                                               $   75,133,001   $   87,930,710
                    Realized gain (loss) on investments--net                                 12,258,526         (160,363)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                         32,346,813       28,265,493
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                    119,738,340      116,035,840
                                                                                         --------------   --------------

Dividends to        Investment income--net:
Shareholders          Class A                                                               (34,390,305)     (40,601,509)
(Note 1g):            Class B                                                               (32,213,539)     (39,286,289)
                      Class C                                                                (3,047,800)      (3,483,463)
                      Class D                                                                (5,481,357)      (4,559,449)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                            (75,133,001)     (87,930,710)
                                                                                         --------------   --------------

Capital Share       Net increase (decrease) in net assets derived from capital
Transactions        share transactions                                                      217,046,843     (264,834,589)
(Note 4):                                                                                --------------   --------------

Net Assets:         Total increase (decrease) in net assets                                 261,652,182     (236,729,459)
                    Beginning of year                                                     1,225,013,426    1,461,742,885
                                                                                         --------------   --------------
                    End of year                                                          $1,486,665,608   $1,225,013,426
                                                                                         ==============   ==============

                    See Notes to Financial Statements.



Statements of Changes in Net Assets (concluded)                                            Intermediate Term Portfolio
                                                                                                For the Year Ended
                                                                                                  September 30,
Increase (Decrease) in Net Assets:                                                             1998             1997
Operations:         Investment income--net                                               $   26,075,215   $   28,391,875
                    Realized gain (loss) on investments--net                                  3,775,926         (507,524)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                          9,218,836        8,329,252
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                     39,069,977       36,213,603
                                                                                         --------------   --------------

Dividends to        Investment income--net:
Shareholders          Class A                                                               (11,720,141)     (13,458,213)
(Note 1g):            Class B                                                                (8,877,407)     (11,241,646)
                      Class C                                                                  (120,517)        (414,942)
                      Class D                                                                (5,357,150)      (3,277,074)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends
                    to shareholders                                                         (26,075,215)     (28,391,875)
                                                                                         --------------   --------------

Capital Share       Net increase (decrease) in net assets derived from
Transactions        capital share transactions                                               84,105,026      (91,252,583)
(Note 4):                                                                                --------------   --------------

Net Assets:         Total increase (decrease) in net assets                                  97,099,788      (83,430,855)
                    Beginning of year                                                       393,169,077      476,599,932
                                                                                         --------------   --------------
                    End of year                                                          $  490,268,865   $  393,169,077
                                                                                         ==============   ==============

                    See Notes to Financial Statements.



Merrill Lynch Corporate Bond Fund, Inc., Investment Grade
Portfolio & Intermediate Term Portfolio
September 30, 1998



FINANCIAL INFORMATION (continued)


Financial Highlights                                                                          Investment Grade Portfolio
The following per share data and ratios have been derived
from information provided in the financial statements.                                   Class A
                                                                             For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                               1998      1997       1996        1995      1994
Per Share           Net asset value, beginning of year            $   11.40  $   11.16  $   11.51  $   10.77   $   12.81
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .73        .76        .76        .80         .75
                    Realized and unrealized gain (loss) on
                    investments--net                                    .38        .24       (.35)       .74       (1.49)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                   1.11       1.00        .41       1.54        (.74)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends and distributions:
                      Investment income--net                           (.73)      (.76)      (.76)      (.80)       (.75)
                      Realized gain on investments--net                  --         --         --         --        (.10)
                      In excess of realized gain on
                      investments--net                                   --         --         --         --        (.45)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total dividends and distributions                  (.73)      (.76)      (.76)      (.80)      (1.30)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of year                  $   11.78  $   11.40  $   11.16  $   11.51   $   10.77
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share               10.05%      9.22%      3.60%     14.93%      (6.03%)
Return:*                                                          =========  =========  =========  =========   =========

Ratios to Average   Expenses                                           .58%       .57%       .56%       .58%        .53%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                            6.32%      6.73%      6.64%      7.30%       6.61%
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of year (in thousands)        $ 600,655  $ 519,708  $ 608,901  $ 472,388   $ 366,792
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                              149.41%    113.46%     88.53%    108.07%     159.05%
                                                                  =========  =========  =========  =========   =========


The following per share data and ratios have been derived
from information provided in the financial statements.                                    Class B
                                                                              For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                              1998       1997       1996        1995      1994
Per Share           Net asset value, beginning of year            $   11.40  $   11.16  $   11.51  $   10.77   $   12.81
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .64        .67        .67        .72         .66
                    Realized and unrealized gain (loss) on
                    investments--net                                    .38        .24       (.35)       .74       (1.49)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                   1.02        .91        .32       1.46        (.83)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends and distributions:
                      Investment income--net                           (.64)      (.67)      (.67)      (.72)       (.66)
                      Realized gain on investments--net                  --         --         --         --        (.10)
                      In excess of realized gain on
                      investments--net                                   --         --         --         --        (.45)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total dividends and distributions                  (.64)      (.67)      (.67)      (.72)      (1.21)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of year                  $   11.78  $   11.40  $   11.16  $   11.51   $   10.77
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share                9.21%      8.39%      2.81%     14.04%      (6.73%)
Return:*                                                          =========  =========  =========  =========   =========

Ratios to Average   Expenses                                          1.34%      1.34%      1.32%      1.35%       1.29%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                            5.56%      5.96%      5.88%      6.52%       5.85%
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of year (in thousands)        $ 685,345  $ 577,989  $ 724,089  $ 631,517   $ 483,053
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                              149.41%    113.46%     88.53%    108.07%     159.05%
                                                                  =========  =========  =========  =========   =========

                   *Total investment returns exclude the effects of sales loads.


                    See Notes to Financial Statements.


Merrill Lynch Corporate Bond Fund, Inc., Investment Grade
Portfolio & Intermediate Term Portfolio
September 30, 1998



FINANCIAL INFORMATION (continued)

Financial Highlights (continued)                                                              Investment Grade Portfolio
                                                                                             Class C
                                                                                                               For the
                                                                                                                Period
The following per share data and ratios have been derived                             For the                  Oct. 21,
from information provided in the financial statements.                               Year Ended               1994++ to
                                                                                   September 30,              Sept. 30,
Increase (Decrease) in Net Asset Value:                                      1998       1997          1996       1995
Per Share           Net asset value, beginning of period                  $   11.40   $   11.17    $   11.51   $   10.67
Operating                                                                 ---------   ---------    ---------   ---------
Performance:        Investment income--net                                      .63         .67          .66         .67
                    Realized and unrealized gain (loss) on
                    investments--net                                            .39         .23         (.34)        .84
                                                                          ---------   ---------    ---------   ---------
                    Total from investment operations                           1.02         .90          .32        1.51
                                                                          ---------   ---------    ---------   ---------
                    Less dividends from investment income--net                 (.63)       (.67)        (.66)       (.67)
                                                                          ---------   ---------    ---------   ---------
                    Net asset value, end of period                        $   11.79   $   11.40    $   11.17   $   11.51
                                                                          =========   =========    =========   =========

Total Investment    Based on net asset value per share                        9.25%       8.23%        2.85%      14.60%+++
Return:**                                                                 =========   =========    =========   =========

Ratios to Average   Expenses                                                  1.40%       1.39%        1.38%       1.40%*
Net Assets:                                                               =========   =========    =========   =========
                    Investment income--net                                    5.50%       5.91%        5.83%       6.27%*
                                                                          =========   =========    =========   =========

Supplemental        Net assets, end of period (in thousands)              $  77,464   $  49,918    $  64,931   $  25,778
Data:                                                                     =========   =========    =========   =========
                    Portfolio turnover                                      149.41%     113.46%       88.53%     108.07%
                                                                          =========   =========    =========   =========


                                                                                            Class D
                                                                                                               For the
                                                                                                                Period
The following per share data and ratios have been derived                             For the                  Oct. 21,
from information provided in the financial statements.                               Year Ended               1994++ to
                                                                                   September 30,              Sept. 30,
Increase (Decrease) in Net Asset Value:                                     1998        1997         1996        1995
Per Share           Net asset value, beginning of period                  $   11.41   $   11.17    $   11.51   $   10.67
Operating                                                                 ---------   ---------    ---------   ---------
Performance:        Investment income--net                                      .70         .73          .73         .73
                    Realized and unrealized gain (loss) on
                    investments--net                                            .38         .24         (.34)        .84
                                                                          ---------   ---------    ---------   ---------
                    Total from investment operations                           1.08         .97          .39        1.57
                                                                          ---------   ---------    ---------   ---------
                    Less dividends from investment income--net                 (.70)       (.73)        (.73)       (.73)
                                                                          ---------   ---------    ---------   ---------
                    Net asset value, end of period                        $   11.79   $   11.41    $   11.17   $   11.51
                                                                          =========   =========    =========   =========

Total Investment    Based on net asset value per share                        9.77%       8.95%        3.43%      15.22%+++
Return:**                                                                 =========   =========    =========   =========

Ratios to Average   Expenses                                                   .82%        .82%         .81%        .83%*
Net Assets:                                                               =========   =========    =========   =========
                    Investment income--net                                    6.07%       6.47%        6.40%       6.91%*
                                                                          =========   =========    =========   =========

Supplemental        Net assets, end of period (in thousands)              $ 123,202   $  77,398    $  63,822   $  25,153
Data:                                                                     =========   =========    =========   =========
                    Portfolio turnover                                      149.41%     113.46%       88.53%     108.07%
                                                                          =========   =========    =========   =========

                  ++Commencement of operations.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.



Merrill Lynch Corporate Bond Fund, Inc., Investment Grade
Portfolio & Intermediate Term Portfolio
September 30, 1998



FINANCIAL INFORMATION (continued)

Financial Highlights (continued)                                                             Intermediate Term Portfolio
The following per share data and ratios have been derived
from information provided in the financial statements.                                   Class A
                                                                             For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                              1998       1997       1996        1995       1994
Per Share           Net asset value, beginning of year            $   11.49  $   11.28  $   11.50  $   10.90   $   12.44
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .73        .73        .73        .79         .75
                    Realized and unrealized gain (loss) on
                    investments--net                                    .34        .21       (.22)       .60       (1.26)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                   1.07        .94        .51       1.39        (.51)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends and distributions:
                      Investment income--net                           (.73)      (.73)      (.73)      (.79)       (.75)
                      In excess of realized gain on
                      investments--net                                   --         --         --         --        (.28)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total dividends and distributions                  (.73)      (.73)      (.73)      (.79)      (1.03)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of year                  $   11.83  $   11.49  $   11.28  $   11.50   $   10.90
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share                9.59%      8.59%      4.56%     13.33%      (4.25%)
Return:*                                                          =========  =========  =========  =========   =========

Ratios to Average   Expenses                                           .67%       .65%       .59%       .59%        .53%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                            6.27%      6.43%      6.41%      7.14%       6.48%
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of year (in thousands)        $ 200,679  $ 179,115  $ 216,545  $ 217,714   $ 170,222
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                              111.03%     76.99%     96.40%    142.84%     155.42%
                                                                  =========  =========  =========  =========   =========


The following per share data and ratios have been derived
from information provided in the financial statements.                                  Class B
                                                                            For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                              1998       1997      1996        1995       1994
Per Share           Net asset value, beginning of year            $   11.50  $   11.28  $   11.50  $   10.90   $   12.44
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .67        .67        .67        .74         .69
                    Realized and unrealized gain (loss) on
                    investments--net                                    .33        .22       (.22)       .60       (1.26)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                   1.00        .89        .45       1.34        (.57)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends and distributions:
                      Investment income--net                           (.67)      (.67)      (.67)      (.74)       (.69)
                      In excess of realized gain on
                      investments--net                                   --         --         --         --        (.28)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total dividends and distributions                  (.67)      (.67)      (.67)      (.74)       (.97)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of year                  $   11.83  $   11.50  $   11.28  $   11.50   $   10.90
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share                8.94%      8.13%      4.02%     12.73%      (4.72%)
Return:*                                                          =========  =========  =========  =========   =========

Ratios to Average   Expenses                                          1.18%      1.17%      1.11%      1.11%       1.04%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                            5.75%      5.91%      5.89%      6.61%       5.98%
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of year (in thousands)        $ 178,464  $ 148,148  $ 216,641  $ 212,146   $ 141,212
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                              111.03%     76.99%     96.40%    142.84%     155.42%
                                                                  =========  =========  =========  =========   =========

                   *Total investment returns exclude the effects of sales loads.


                    See Notes to Financial Statements.



Merrill Lynch Corporate Bond Fund, Inc., Investment Grade
Portfolio & Intermediate Term Portfolio
September 30, 1998


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)                                                             Intermediate Term Portfolio
                                                                                              Class C
                                                                                                              For the
                                                                                                              Period
The following per share data and ratios have been derived                             For the                 Oct. 21,
from information provided in the financial statements.                              Year Ended               1994++ to
                                                                                   September 30,             Sept. 30,
Increase (Decrease) in Net Asset Value:                                     1998        1997          1996       1995
Per Share           Net asset value, beginning of period                  $   11.49   $   11.28    $   11.50   $   10.81
Operating                                                                 ---------   ---------    ---------   ---------
Performance:        Investment income--net                                      .67         .67          .67         .70
                    Realized and unrealized gain (loss) on
                    investments--net                                            .34         .21         (.22)        .69
                                                                          ---------   ---------    ---------   ---------
                    Total from investment operations                           1.01         .88          .45        1.39
                                                                          ---------   ---------    ---------   ---------
                    Less dividends from investment income--net                 (.67)       (.67)        (.67)       (.70)
                                                                          ---------   ---------    ---------   ---------
                    Net asset value, end of period                        $   11.83   $   11.49    $   11.28   $   11.50
                                                                          =========   =========    =========   =========

Total Investment    Based on net asset value per share                        9.03%       7.99%        3.99%      13.25%+++
Return:**                                                                 =========   =========    =========   =========

Ratios to Average   Expenses                                                  1.20%       1.20%        1.15%       1.14%*
Net Assets:                                                               =========   =========    =========   =========
                    Investment income--net                                    5.70%       5.89%        5.86%       6.24%*
                                                                          =========   =========    =========   =========

Supplemental        Net assets, end of period (in thousands)              $   4,832   $   1,571    $  10,144   $   6,806
Data:                                                                     =========   =========    =========   =========
                    Portfolio turnover                                      111.03%      76.99%       96.40%     142.84%
                                                                          =========   =========    =========   =========


                                                                                              Class D
                                                                                                               For the
                                                                                                                Period
The following per share data and ratios have been derived                              For the                 Oct. 21,
from information provided in the financial statements.                               Year Ended               1994++ to
                                                                                     September 30,             Sept. 30,
Increase (Decrease) in Net Asset Value:                                     1998         1997          1996      1995
Per Share           Net asset value, beginning of period                  $   11.50   $   11.28    $   11.50   $   10.81
Operating                                                                 ---------   ---------    ---------   ---------
Performance:        Investment income--net                                      .71         .72          .72         .74
                    Realized and unrealized gain (loss) on
                    investments--net                                            .33         .22         (.22)        .69
                                                                          ---------   ---------    ---------   ---------
                    Total from investment operations                           1.04         .94          .50        1.43
                                                                          ---------   ---------    ---------   ---------
                    Less dividends from investment income--net                 (.71)       (.72)        (.72)       (.74)
                                                                          ---------   ---------    ---------   ---------
                    Net asset value, end of period                        $   11.83   $   11.50    $   11.28   $   11.50
                                                                          =========   =========    =========   =========

Total Investment    Based on net asset value per share                        9.39%       8.58%        4.46%      13.65%+++
Return:**                                                                 =========   =========    =========   =========

Ratios to Average   Expenses                                                   .77%        .77%         .71%        .70%*
Net Assets:                                                               =========   =========    =========   =========
                    Investment income--net                                    6.16%       6.32%        6.32%       6.81%*
                                                                          =========   =========    =========   =========

Supplemental        Net assets, end of period (in thousands)              $ 106,294   $  64,335    $  33,270   $  16,349
Data:                                                                     =========   =========    =========   =========
                    Portfolio turnover                                      111.03%      76.99%       96.40%     142.84%
                                                                          =========   =========    =========   =========

                  ++Commencement of operations.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.


Merrill Lynch Corporate Bond Fund, Inc., Investment Grade
Portfolio & Intermediate Term Portfolio
September 30, 1998



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
The Investment Grade Portfolio and the Intermediate Term Portfolio ("Portfolio" or "Portfolios") are two of the three portfolios in Merrill Lynch Corporate Bond Fund, Inc. (the "Fund") which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Each Portfolio offers four classes of shares under the Merrill Lynch Select Pricingsm System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Portfolios.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Securities traded in the over-the-counter market are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value.

Options on debt securities, which are traded on exchanges, are valued at the last asked price for options written and last bid price for options purchased. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price at the close of such exchanges. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund which may use a matrix system for valuations.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments--The Portfolios may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolios may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, each Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, each Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by each Portfolio as unrealized gains or losses. When the contract is closed, each Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Portfolios are authorized to purchase and write call and put options. When each Portfolio writes an option, an amount equal to the premium received by each Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.




Merrill Lynch Corporate Bond Fund, Inc., Investment Grade
Portfolio & Intermediate Term Portfolio
September 30, 1998




NOTES TO FINANCIAL STATEMENTS (continued)

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or each Portfolio enters into a closing transaction), each Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Portfolios' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's Portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, FAM receives at the end of each month a fee with respect to each Portfolio at the annual rates set forth below which are based upon the aggregate average daily value of the Fund's net assets at the following annual rates: 0.50% of the Fund's average daily net assets not exceeding $250 million; 0.45% of the average daily net assets in excess of $250 million but not exceeding $500 million; 0.40% of average daily net assets in excess of $500 million but not exceeding $750 million; and 0.35% of average daily net assets in excess of $750 million. For the year ended September 30, 1998, the aggregate average daily net assets of the Fund, including the Fund's High Income Portfolio, was approximately $9,511,656,000.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Portfolio as follows:


                                      Account                  Distribution
                                  Maintenance Fees                  Fees
Portfolio                  Class B     Class C    Class D    Class B    Class C

Investment Grade..           0.25%      0.25%      0.25%      0.50%       0.55%
Intermediate Term.           0.25%      0.25%      0.10%      0.25%       0.25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.


Merrill Lynch Corporate Bond Fund, Inc., Investment Grade
Portfolio & Intermediate Term Portfolio
September 30, 1998


For the year ended September 30, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of each Portfolio's Class A and Class D Shares as follows:

                                 MLFD                       MLPF&S
Portfolio               Class A       Class D        Class A       Class D
Investment Grade        $3,117        $12,327        $29,070       $107,605
Intermediate Term       $  185        $ 1,895        $ 2,468       $ 17,834


For the year ended September 30, 1998, MLPF&S received contingent deferred sales charges of $1,107,328 relating to transactions in Class B Shares, amounting to $1,029,605 and $77,723 in the Investment Grade Portfolio and Intermediate Term Portfolio, respectively, $25,119 relating to transactions in Class C Shares, amounting to $23,584 and $1,535 in the Investment Grade Portfolio and Intermediate Term Portfolio, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $7,877 relating to transactions subject to front-end sales charge waivers in Class A Shares in the Intermediate Term Portfolio.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

During the year ended September 30, 1998, the Portfolios paid
Merrill Lynch Security Pricing Service, an affiliate of MLPF&S,
$19,245 for security price quotations to compute the net asset values of the Portfolios.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, PFD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 1998 were as follows:


                           Investment         Intermediate
                             Grade                Term
                           Portfolio           Portfolio

Purchases                $2,078,296,222      $   540,056,204
                         ==============      ===============
Sales                    $1,844,332,806      $   461,073,108
                         ==============      ===============


Net realized gains for the year ended September 30, 1998 and net unrealized gains as of September 30, 1998 were as follows:


                             Realized            Unrealized
Investment Grade Portfolio    Gains                Gains

Long-term investments      $ 12,258,526       $   49,430,841
                           ------------       --------------
Total                      $ 12,258,526       $   49,430,841
                           ============       ==============


                             Realized            Unrealized
Intermediate Term Portfolio   Gains                Gains

Long-term investments      $  3,775,926       $   12,865,806
                           ------------       --------------
Total                      $  3,775,926       $   12,865,806
                           ============       ==============


As of September 30, 1998, net unrealized appreciation for Federal income tax purposes was as follows:


                                Investment           Intermediate
                              Grade Portfolio       Term Portfolio

Gross unrealized
appreciation                   $   53,692,725      $     15,968,397
Gross unrealized
depreciation                       (4,545,763)           (3,103,841)
                               --------------      ----------------
Net unrealized appreciation    $   49,146,962      $     12,864,556
                               ==============      ================


The aggregate cost of investments at September 30, 1998 for Federal income tax purposes was $1,420,277,097 for the Investment Grade
Portfolio and $474,781,121 for the Intermediate Term Portfolio.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions for the year ended September 30, 1998 was $217,046,843 for the Investment Grade Portfolio and $84,105,026 for the Intermediate Term Portfolio. Net decrease in net assets derived from capital share transactions for the year ended September 30, 1997 was $264,834,589 for the Investment Grade Portfolio and $91,252,583 for the Intermediate Term Portfolio.

Transactions in capital shares for each class were as follows:


Investment Grade Portfolio
Class A Shares for the Year                            Dollar
Ended September 30, 1998            Shares             Amount

Shares sold                        17,335,975    $  199,879,084
Shares issued to shareholders
in reinvestment of dividends          718,340         8,272,550
                               --------------    --------------
Total issued                       18,054,315       208,151,634
Shares redeemed                   (12,662,198)     (145,757,775)
                               --------------    --------------
Net increase                        5,392,117    $   62,393,859
                               ==============    ==============



Merrill Lynch Corporate Bond Fund, Inc., Investment Grade
Portfolio & Intermediate Term Portfolio
September 30, 1998


NOTES TO FINANCIAL STATEMENTS (concluded)


Investment Grade Portfolio
Class A Shares for the Year                            Dollar
Ended September 30, 1997            Shares             Amount

Shares sold                        28,203,393    $  318,761,187
Shares issued to shareholders
in reinvestment of dividends        1,509,176        17,026,213
                               --------------    --------------
Total issued                       29,712,569       335,787,400
Shares redeemed                   (38,665,524)     (437,385,917)
                               --------------    --------------
Net decrease                       (8,952,955)   $ (101,598,517)
                               ==============    ==============


Investment Grade Portfolio
Class B Shares for the Year                            Dollar
Ended September 30, 1998            Shares             Amount

Shares sold                        24,028,055   $   277,445,871
Shares issued to shareholders
in reinvestment of dividends        1,698,194        19,561,558
                               --------------    --------------
Total issued                       25,726,249       297,007,429
Automatic conversion of shares       (922,142)      (10,628,787)
Shares redeemed                   (17,335,417)     (199,555,281)
                               --------------    --------------
Net increase                        7,468,690    $   86,823,361
                               ==============    ==============


Investment Grade Portfolio
Class B Shares for the Year                            Dollar
Ended September 30, 1997            Shares             Amount

Shares sold                        12,089,795    $  136,401,227
Shares issued to shareholders
in reinvestment of dividends        2,232,218        25,197,726
                               --------------    --------------
Total issued                       14,322,013       161,598,953
Automatic conversion of shares       (922,371)      (10,376,812)
Shares redeemed                   (27,559,852)     (310,463,146)
                               --------------    --------------
Net decrease                      (14,160,210)   $ (159,241,005)
                               ==============    ==============


Investment Grade Portfolio
Class C Shares for the Year                            Dollar
Ended September 30, 1998            Shares             Amount

Shares sold                         3,968,421    $   45,833,671
Shares issued to shareholders
in reinvestment of dividends          174,287         2,008,817
                               --------------    --------------
Total issued                        4,142,708        47,842,488
Shares redeemed                    (1,947,717)      (22,429,950)
                               --------------    --------------
Net increase                        2,194,991    $   25,412,538
                               ==============    ==============


Investment Grade Portfolio
Class C Shares for the Year                            Dollar
Ended September 30, 1997            Shares             Amount

Shares sold                         1,929,404    $   21,778,762
Shares issued to shareholders
in reinvestment of dividends          217,626         2,457,064
                               --------------    --------------
Total issued                        2,147,030        24,235,826
Shares redeemed                    (3,583,955)      (40,346,764)
                               --------------    --------------
Net decrease                       (1,436,925)   $  (16,110,938)
                               ==============    ==============


Investment Grade Portfolio
Class D Shares for the Year                            Dollar
Ended September 30, 1998            Shares             Amount

Shares sold                         7,697,534    $   88,874,921
Automatic conversion of shares        921,625        10,628,787
Shares issued to shareholders
in reinvestment of dividends          248,628         2,867,600
                               --------------    --------------
Total issued                        8,867,787       102,371,308
Shares redeemed                    (5,202,013)      (59,954,223)
                               --------------    --------------
Net increase                        3,665,774    $   42,417,085
                               ==============    ==============


Investment Grade Portfolio
Class D Shares for the Year                            Dollar
Ended September 30, 1997            Shares             Amount

Shares sold                         2,634,267    $   29,755,828
Automatic conversion of shares        921,766        10,376,812
Shares issued to shareholders
in reinvestment of dividends          244,941         2,766,560
                               --------------    --------------
Total issued                        3,800,974        42,899,200
Shares redeemed                    (2,729,223)      (30,783,329)
                               --------------    --------------
Net increase                        1,071,751    $   12,115,871
                               ==============    ==============


Intermediate Term Portfolio
Class A Shares for the Year                            Dollar
Ended September 30, 1998            Shares             Amount

Shares sold                         5,842,254    $   67,706,458
Shares issued to shareholders
in reinvestment of dividends          313,457         3,631,322
                               --------------    --------------
Total issued                        6,155,711        71,337,780
Shares redeemed                    (4,773,595)      (55,306,502)
                               --------------    --------------
Net increase                        1,382,116    $   16,031,278
                               ==============    ==============


Intermediate Term Portfolio
Class A Shares for the Year                            Dollar
Ended September 30, 1997            Shares             Amount

Shares sold                         8,879,479    $  101,009,465
Shares issued to shareholders
in reinvestment of dividends          536,407         6,105,063
                               --------------    --------------
Total issued                        9,415,886       107,114,528
Shares redeemed                   (13,031,273)     (148,126,147)
                               --------------    --------------
Net decrease                       (3,615,387)   $  (41,011,619)
                               ==============    ==============


Intermediate Term Portfolio
Class B Shares for the Year                            Dollar
Ended September 30, 1998            Shares             Amount

Shares sold                         7,031,396    $   81,620,955
Shares issued to shareholders
in reinvestment of dividends          460,065         5,330,419
                               --------------    --------------
Total issued                        7,491,461        86,951,374
Automatic conversion of shares       (276,942)       (3,211,027)
Shares redeemed                    (5,016,417)      (58,121,721)
                               --------------    --------------
Net increase                        2,198,102    $   25,618,626
                               ==============    ==============



Merrill Lynch Corporate Bond Fund, Inc., Investment Grade
Portfolio & Intermediate Term Portfolio
September 30, 1998


Intermediate Term Portfolio
Class B Shares for the Year                            Dollar
Ended September 30, 1997            Shares             Amount

Shares sold                         4,113,147    $   46,806,563
Shares issued to shareholders
in reinvestment of dividends          648,555         7,381,806
                               --------------    --------------
Total issued                        4,761,702        54,188,369
Automatic conversion of shares       (121,230)       (1,377,088)
Shares redeemed                   (10,958,440)     (124,411,387)
                               --------------    --------------
Net decrease                       (6,317,968)   $  (71,600,106)
                               ==============    ==============



Intermediate Term Portfolio
Class C Shares for the Year                            Dollar
Ended September 30, 1998            Shares             Amount

Shares sold                           882,899    $   10,254,262
Shares issued to shareholders
in reinvestment of dividends            6,071            70,376
                               --------------    --------------
Total issue                           888,970        10,324,638
Shares redeemed                      (617,010)       (7,160,180)
                               --------------    --------------
Net increase                          271,960    $    3,164,458
                               ==============    ==============


Intermediate Term Portfolio
Class C Shares for the Year                            Dollar
Ended September 30, 1997            Shares             Amount

Shares sold                           217,464    $    2,473,168
Shares issued to shareholders
in reinvestment of dividends           26,883           305,857
                               --------------    --------------
Total issued                          244,347         2,779,025
Shares redeemed                    (1,006,967)      (11,417,394)
                               --------------    --------------
Net decrease                         (762,620)   $   (8,638,369)
                               ==============    ==============

Intermediate Term Portfolio
Class D Shares for the Year                             Dollar
Ended September 30, 1998            Shares              Amount

Shares sold                         6,222,564    $   72,129,494
Automatic conversion of shares        276,942         3,211,027
Shares issued to shareholders
in reinvestment of dividends          189,794         2,199,224
                               --------------    --------------
Total issued                        6,689,300        77,539,745
Shares redeemed                    (3,300,479)      (38,249,081)
                               --------------    --------------
Net increase                        3,388,821    $   39,290,664
                               ==============    ==============


Intermediate Term Portfolio
Class D Shares for the Year                            Dollar
Ended September 30, 1997            Shares             Amount

Shares sold                         4,009,184    $   45,468,396
Automatic conversion of shares        121,231         1,377,088
Shares issued to shareholders
in reinvestment of dividends          167,855         1,910,367
                               --------------    --------------
Total issued                        4,298,270        48,755,851
Shares redeemed                    (1,651,097)      (18,758,340)
                               --------------    --------------
Net increase                        2,647,173    $   29,997,511
                               ==============    ==============


5. Loaned Securities:
At September 30, 1998, the Investment Grade Portfolio held US
Treasury Bonds/Notes having an aggregate value of approximately
$12,544,000 as collateral for Portfolio securities loaned, having a market value of approximately $12,183,000.


6. Capital Loss Carryforward:
At September 30, 1998, the Fund had a capital loss carryforward of approximately $26,063,000 in the Investment Grade Portfolio, of which $23,459,000 expires in 2003 and $2,604,000 expires in 2005 and approximately $7,614,000 in the Intermediate Term Portfolio, of which $7,338,000 expires in 2003 and $276,000 expires in 2005. These amounts will be available to offset like amounts of any future taxable gains.


Merrill Lynch Corporate Bond Fund, Inc., Investment Grade
Portfolio & Intermediate Term Portfolio
September 30, 1998


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Corporate Bond Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Investment Grade and Intermediate Term Portfolios of Merrill Lynch Corporate Bond Fund, Inc. as of September 30, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Investment Grade and Intermediate Term Portfolios of Merrill Lynch Corporate Bond Fund, Inc. as of September 30, 1998, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
November 18, 1998
</AUDIT-REPORT>



Merrill Lynch Corporate Bond Fund, Inc., Investment Grade
Portfolio & Intermediate Term Portfolio
September 30, 1998


IMPORTANT TAX INFORMATION (unaudited)

None of the ordinary income distributions paid monthly by Investment Grade and Intermediate Term Portfolios during the fiscal year ended September 30, 1998 qualify for the dividends received deduction for corporations. Additionally, there were no long-term capital gain distributions paid during the year.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Listed below are the percentages of total assets of the Portfolios invested in Federal obligations* as of the end of each quarter of the fiscal year.


For the             Investment Grade   Intermediate Term
Quarter Ended          Portfolio           Portfolio

December 31, 1997        17.91%             8.60%
March 31, 1998            4.67%             2.70%
June 30, 1998             5.78%             6.30%
September 30, 1998        7.73%             8.49%


Of the Fund's ordinary income dividends paid monthly to shareholders from the Intermediate Term and Investment Grade Portfolios during the fiscal year ended September 30, 1998, 4.90% and 6.60%, respectively, were attributable to Federal obligations. In calculating the foregoing percentages, expenses of the Portfolios have been allocated on a pro rata basis.

Please retain this information for your records.

* For purposes of this calculation, Federal obligations include US Treasury Notes, US Treasury Bills, and US Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the Student Loan Marketing Association. Repurchase agreements are not included in this calculation.




OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Christopher G. Ayoub, Senior Vice President
Jay C. Harbeck, Senior Vice President
Vincent T. Lathbury III, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863